--------------------------------------------------------------------------------
               U N I T E D   I N V E S T O R S

               A D V A N T A G E   P L U S

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

               PROSPECTUS
--------------------------------------------------------------------------------
               This prospectus describes a flexible premium variable life insurance policy ("Policy") offered by United Investors Life Insurance Company ("United Investors," "we," "us," or "our").
               The Policy provides life insurance protection on the insured
               (the "Insured") up to the Maturity Date. It also provides flexibility to vary the amount and timing of premiums and to change the amount of Death Benefits payable under the Policy. This flexibility allows the purchaser of a Policy ("you,"
               "your," or the "Owner,") to provide for changing insurance needs under a single insurance policy.

               You may allocate net premiums and Policy Value to the United Investors Universal Life Variable Account (the "Variable Account"), to United Investors' general account (the "Fixed Account"), or to a combination of both within certain limits. The Variable Account is divided into 11 investment divisions (each, an "Investment Division"). Assets of each Investment Division are invested in a corresponding investment portfolio (each, a "Portfolio") of TMK/United Funds, Inc. ("TMK/United"). The Portfolios currently available include:

         ASSET STRATEGY PORTFOLIO HIGH INCOME PORTFOLIO   MONEY MARKET PORTFOLIO
         BALANCED PORTFOLIO       INCOME PORTFOLIO        SCIENCE AND TECHNOLOGY
         BOND PORTFOLIO           INTERNATIONAL PORTFOLIO  PORTFOLIO
         GROWTH PORTFOLIO         LIMITED-TERM BOND       SMALL CAP PORTFOLIO
                                   PORTFOLIO

               The accompanying prospectus for TMK/United describes each of the Portfolios, including the risks of investing in each Portfolio, and provides other information about TMK/United. You bear the entire investment risk for all amounts allocated or transferred to the Investment Divisions because the Policy Value will vary with the investment performance of the Investment Divisions you select. United Investors guarantees that amounts allocated to the Fixed Account will earn a guaranteed minimum interest rate of at least 4% per year.

               You can select from two Death Benefit Options available under the Policy: Option A (greater of Face Amount or a multiple of Policy Value); and Option B (greater of Face Amount plus Policy Value, or a multiple of Policy Value).

               THE POLICY PROVIDES FOR A CASH SURRENDER VALUE. BECAUSE THIS VALUE IS BASED ON THE PERFORMANCE OF THE INVESTMENT DIVISIONS, THERE IS NO GUARANTEED MINIMUM CASH SURRENDER VALUE FOR AMOUNTS ALLOCATED TO THE VARIABLE ACCOUNT. The Net Cash Surrender Value is the Cash Surrender Value reduced by any Loan Balance. If the Net Cash Surrender Value is insufficient to cover the charges due under the Policy, the Policy will terminate without value. However, the Policy will not terminate during the Death Benefit Guarantee Period, regardless of the sufficiency of the Net Cash Surrender Value, as long as the minimum premiums for the Death Benefit Guarantee have been paid. The Policy also provides for transfers among Investment Divisions, Policy Loans and permits Partial Surrenders (withdrawals) within limits.
--------------------------------------------------------------------------------
               THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR
               FUTURE REFERENCE. A PROSPECTUS FOR TMK/UNITED FUNDS, INC. MUST ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION
               WITH THIS PROSPECTUS.
--------------------------------------------------------------------------------
               THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
               THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
               CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

               THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.     U-1165, ED. 5-98

               ISSUED BY:   United Investors Life Insurance Company
                                    2001 Third Avenue South
                                   Birmingham, Alabama 35233

                    UNITED INVESTORS LIFE INSURANCE COMPANY

                  SUPPLEMENT TO THE ADVANTAGE PLUS PROSPECTUS

The following information supplements and supersedes any contrary information in the Prospectus:

  For policies issued in the state of California, the High Income Portfolio and the Asset Strategy Portfolio are not available.

  To accompany the Prospectus dated May 1, 1998.

  This Supplement is dated May 1, 1998.

  U-1148, Ed. 5/98

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  SUPPLEMENT TO THE ADVANTAGE PLUS PROSPECTUS

                                   APPENDIX A

                  SURRENDER CHARGES PER $1,000 OF FACE AMOUNT

ISSUE   YEAR
 AGE    1-6   YEAR 7 YEAR 8 YEAR 9 YEAR 10 YEAR 11 YEAR 12 YEAR 13 YEAR 14 YEAR 15 YEAR 16 YEAR 17+
-----  ------ ------ ------ ------ ------- ------- ------- ------- ------- ------- ------- --------
 0-25  $ 6.00  5.45   4.91   4.35    3.82    3.27    2.73   2.18    1.64    1.09    0.55     0.00
26-30  $ 6.50  5.91   5.32   4.73    4.14    3.55    2.95   2.38    1.77    1.18    0.59     0.00
31-35  $ 7.00  6.36   5.73   5.09    4.45    3.82    3.18   2.55    1.91    1.27    0.64     0.00
36-40  $ 7.75  7.05   6.34   5.84    4.93    4.23    3.52   2.82    2.11    1.41    0.70     0.00
41-45  $ 8.75  7.95   7.16   6.36    5.57    4.77    3.98   3.18    2.39    1.59    0.80     0.00
46-50  $10.00  9.09   8.18   7.27    6.36    5.45    4.55   3.64    2.73    1.82    0.91     0.00
51-55  $11.50 10.45   9.41   8.36    7.32    6.27    5.23   4.18    3.14    2.09    1.06     0.00
56-60  $13.75 12.50  11.25  10.00    8.75    7.50    6.25   5.00    3.75    2.50    1.25     0.00
61-65  $16.75 15.23  13.70  12.18   10.66    9.14    7.61   6.09    4.57    3.05    1.52     0.00
66-70  $20.75 18.86  16.98  15.09   13.20   11.32    9.43   7.55    5.66    3.77    1.89     0.00
71-75  $26.00 23.64  21.27  18.91   16.55   14.18   11.62   9.45    7.09    4.73    2.36     0.00

  NOTE: These rates are interpolated during each year. The charge shown is for the beginning of each year. For example, for a 35-year old at issue, during year 6 the charge declines from $7.00 per $1,000 of Face Amount at the beginning of the year to $6.36 per $1,000 of Face Amount at the end of the year.

  To accompany the Prospectus dated May 1, 1998.

  This supplement is dated May 1, 1998.

  Form U-1187

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE
SUMMARY AND DIAGRAM OF THE POLICY..........................................   3
DEFINITIONS................................................................   7
UNITED INVESTORS...........................................................   8
THE VARIABLE ACCOUNT AND TMK/UNITED........................................   8
FACTS ABOUT THE POLICY.....................................................  10
  Applying for a Policy....................................................  10
  Free Look Right to Cancel Policy.........................................  10
  Premiums.................................................................  10
  Planned Premiums.........................................................  10
  Premiums to Prevent Termination..........................................  11
  Death Benefit Guarantee..................................................  11
  Crediting Premiums to the Policy.........................................  11
  Net Premium Allocations..................................................  11
  Fixed Account Option.....................................................  12
  Transfers................................................................  12
  Dollar-Cost Averaging....................................................  12
  Surrender of the Policy..................................................  13
  Partial Surrenders.......................................................  13
  Loan Benefits............................................................  13
  Requesting Payments......................................................  14
  Other Changes............................................................  14
  Reports to Owners........................................................  15
  Other Policy Provisions..................................................  15
  Assignment and Change of Owner...........................................  15
  Supplemental Benefits....................................................  15
CHARGES AND DEDUCTIONS.....................................................  16
POLICY VALUES..............................................................  18
  Policy Value.............................................................  18
  Cash Surrender Value.....................................................  19
  Net Cash Surrender Value.................................................  19
  Variable Account Value...................................................  19
  Fixed Account Value......................................................  20
DEATH BENEFITS.............................................................  20
  Amount of Death Benefit Payable..........................................  20
  Death Benefit Options....................................................  21
  Changing the Death Benefit Option........................................  21
  Changing the Face Amount.................................................  22
  Effect of Partial Surrenders on the Death Benefit........................  22
  Changing the Beneficiary.................................................  22
HYPOTHETICAL ILLUSTRATIONS.................................................  23
TAX CONSIDERATIONS.........................................................  32
ADDITIONAL INFORMATION.....................................................  36
  Directors and Officers of United Investors...............................  36
  Sale of the Policies.....................................................  37
  Voting of Portfolio Shares...............................................  37
  Other Information........................................................  37
  Litigation...............................................................  37
  Legal Matters............................................................  38
  Preparing For Year 2000..................................................  38
  Experts..................................................................  38
  Financial Statements.....................................................  38

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                       SUMMARY AND DIAGRAM OF THE POLICY

  The following summary of prospectus information and diagram of the important features of the Policy should be read in conjunction with the more detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force and there is no outstanding Loan Balance. Definitions of certain terms used in this prospectus may be found by referring to the "Definitions" section immediately following the diagram.

  THE POLICY. The Policy is designed to provide life insurance coverage on a named Insured up to the Maturity Date, cash values, surrender rights, loan privileges, and other features associated with conventional life insurance. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy.

  The Cash Surrender Value (the Policy Value less any applicable surrender charges) may be substantially lower than the premiums paid. The Policy Value may decrease if the investment performance of the Investment Divisions to which Policy Value is allocated is sufficiently adverse or not sufficiently positive to cover the charges under the Policy. IF THE NET CASH SURRENDER VALUE BECOMES INSUFFICIENT TO COVER CHARGES WHEN DUE AND THE DEATH BENEFIT GUARANTEE IS NOT IN EFFECT, THE POLICY WILL TERMINATE WITHOUT VALUE AFTER A GRACE PERIOD, EVEN IF ALL PLANNED PREMIUMS ARE PAID IN FULL AND ON SCHEDULE. SEE "PREMIUMS TO PREVENT TERMINATION."

  TAX CONSIDERATIONS. United Investors intends for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). Under certain circumstances, a Policy could be treated as a "modified endowment contract." We will monitor Policies and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a modified endowment contract. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "Tax Considerations." Withdrawals and loans could be taxable and subject to a penalty tax.

  FREE LOOK RIGHT TO CANCEL. For a limited time after the Policy is issued, you have the right to cancel your Policy and receive a full refund of all premiums paid. See "Free Look Right to Cancel Policy."

  OWNER INQUIRIES. If you have any questions, you may write or call our Administrative Office at 2323 Bryan Street--Suite 1100, P.O. Box 219065, Dallas, TX 75221-9065, (800) 451-6923.

-------------------------------------------------------------------------------

                               DIAGRAM OF POLICY
-------------------------------------------------------------------------------
                                   PREMIUMS

* You select a payment plan but are not required to pay premiums according to the plan. You can vary the frequency and amount, within limits, and can skip planned premiums. See "Planned Premiums." UNDER CERTAIN CIRCUMSTANCES, EXTRA PREMIUMS MAY BE REQUIRED TO PREVENT TERMINATION. SEE "PREMIUMS TO PREVENT TERMINATION."

* Minimum initial premium and planned premium depend on the Insured's age, sex, risk class, Face Amount selected, and any supplemental benefit riders. See "Premiums."

* Unplanned premiums may be made, within limits. See "Premiums."
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          ALLOCATIONS OF NET PREMIUMS

* A 3.5% premium expense charge is deducted from each premium before allocation resulting in a Net Premium.

* No sales load is deducted from premiums.

* You direct the allocation of Net Premiums among the Investment Divisions and the Fixed Account. See "Net Premium Allocations" for rules and limits.

* Interest is credited on amounts allocated to the Fixed Account at a rate determined by United Investors, but not less than an annual effective rate of 4%. See "Transfers" for rules and limits on Fixed Account allocations.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
               PORTFOLIOS AVAILABLE THROUGH INVESTMENT DIVISIONS

* The Investment Divisions invest in corresponding Portfolios of TMK/United Funds, Inc.

* THE POLICY VALUE IN THE INVESTMENT DIVISIONS IS NOT GUARANTEED AND MAY DECREASE OR INCREASE. PRINCIPAL IS NOT GUARANTEED.

* The Portfolios currently available and their management fees and other expenses for the year ended December 31, 1997 (expressed as a percentage of net assets of each Portfolio) are as follows. Future fees and expenses may be higher or lower.

                          TMK/UNITED ANNUAL EXPENSES

                                        ASSET
                                       STRATEGY BALANCED BOND  GROWTH HIGH INCOME
                                       -------- -------- ----  ------ -----------
Management Fees.......................   .80%     .60%   .53%   .70%      .65%
Other Expenses........................   .13%     .07%   .05%   .02%      .05%
                                         ---      ---    ---    ---       ---
Total Annual Expenses.................   .93%     .67%   .58%   .72%      .70%

                                              LIMITED-
                                                TERM   MONEY  SCIENCE AND
                         INCOME INTERNATIONAL   BOND   MARKET TECHNOLOGY  SMALL CAP
                         ------ ------------- -------- ------ ----------- ---------
Management Fees.........  .70%       .80%       .55%    .50%      .69%       .85%
Other Expenses..........  .02%       .18%       .18%    .08%      .25%       .05%
                          ---        ---        ---     ---       ---        ---
Total Annual Expenses...  .72%       .98%       .73%    .58%      .94%       .90%

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            DEDUCTIONS FROM ASSETS

* A monthly deduction is made for: (1) cost of insurance; (2) a monthly administrative charge (currently $5.00; maximum is $7.50); (3) a Guaranteed Death Benefit Charge of $0.01 per $1,000 of Face Amount as long as the Death Benefit Guarantee remains in effect; and (4) any supplemental benefit charges. See "Charges and Deductions--Monthly Deduction."

* A daily charge for mortality and expense risks at a current effective annual rate of 0.90% during the first 10 years of the Policy (0.70% thereafter) is deducted from assets in the Investment Divisions. The maximum mortality and expense risk charge is 0.90% for all Policy Years. See "Charges Deducted From the Investment Divisions." This charge is not deducted from Fixed Account Value.

* Management fees and other expenses are deducted from the assets of each Portfolio. See "Portfolios Available Through Investment Divisions."

* See "Allocations of Net Premiums" and "Cash Benefits" for other charges and deductions.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                 POLICY VALUE

* The Policy Value is the sum of the amounts in the Investment Divisions and in the Fixed Account credited to your Policy. See "Policy Value," "Fixed Account Value," and "Variable Account Value."

* Policy Value varies from day to day to reflect Investment Division investment experience, interest credited on Fixed Account allocations, charges deducted and other Policy transactions (such as Policy Loans, transfers and Partial Surrenders.)

* Policy Value can be transferred ($100 minimum) among the Investment Divisions and the Fixed Account up to 12 times in a Policy Year. See "Transfers" for rules and limits. Policy Loans reduce the amount available for allocations and transfers.

* Policy Value serves as the starting point for calculating certain values under a Policy, such as the Cash Surrender Value and the Death Benefit (under Option B).

* THERE IS NO MINIMUM GUARANTEED POLICY VALUE. IF THE NET CASH SURRENDER VALUE ON A MONTHLY ANNIVERSARY IS INSUFFICIENT TO COVER THE MONTHLY DEDUCTION THEN DUE AND THE DEATH BENEFIT GUARANTEE IS NOT IN EFFECT, THE POLICY WILL
TERMINATE (REGARDLESS OF WHETHER PLANNED PREMIUMS ARE PAID) UNLESS YOU MAKE A PREMIUM PAYMENT DURING THE 61-DAY GRACE PERIOD THAT IS SUFFICIENT TO KEEP THE POLICY IN FORCE. SEE "PREMIUMS TO PREVENT TERMINATION."
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 CASH BENEFITS

* The Cash Surrender Value is the Policy Value less any applicable surrender charge.

* Loans may be taken for amounts up to 90% of Cash Surrender Value. See "Policy Loans" and "Tax Considerations."

* Partial Surrenders generally can be made at any time during the Insured's life before the Policy is terminated provided there is sufficient remaining Net Cash Surrender Value. A Partial Surrender charge equal to the lesser of $25 or 2% of the Partial Surrender amount requested, plus a portion of the surrender charge, will be charged for each Partial Surrender. See "Partial Surrenders" for rules and limits.

* The Policy can be surrendered at any time for its Net Cash Surrender Value (Policy Value minus any applicable surrender charge minus any Loan Balance). See "Full Surrenders."

* A surrender charge will be deducted from the Policy Value upon a full surrender of the Policy prior to the end of the 16th Policy Year or the end of the 16th year after an increase in Face Amount. The surrender charge varies based on the Insured's age on the Policy Date or Attained Age at the time of an increase and is a stated amount per $1,000 of Face Amount. For each age, the surrender charge is imposed on full surrenders during the first five Policy Years (or first five years after an increase in Face Amount). For each age, the surrender charge then decreases annually beginning in the sixth Policy Year until it reaches zero at the end of the 16th Policy Year. See "Surrender Charge."

* Loans and surrenders may be taxable and subject to a penalty tax. See "Tax Considerations."

* A variety of payment options are available.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                DEATH BENEFITS

* Death Benefits are available as lump sum or under a variety of payment options.

* The minimum Face Amount available varies based on the age and risk class of the Insured.

* Death Benefits are available in two Death Benefit Options: Option A (greater of Face Amount or a multiple of Policy Value); or Option B (greater of Face Amount plus the Policy Value, or a multiple of Policy Value). See "Death Benefits."

* There is flexibility to change the Face Amount and to change the Death Benefit Option. See "Changing the Face Amount" and "Changing the Death Benefit Option" for rules and limits.

* The Death Benefit Guarantee can keep the Policy in force (but only during the Death Benefit Guarantee Period) regardless of sufficiency of Net Cash Surrender Value as long as cumulative premiums paid on the Policy, less any Partial Surrenders and any Loan Balance, are at least equal to (a) the Minimum Monthly Premium multiplied by (b) the number of months the Policy has been in force. The Death Benefit Guarantee Period generally ends at age 65 under Option A and at age 62 under Option B. See the definition of Death Benefit Guarantee Period and "Death Benefit Guarantee."

* The Death Benefit generally should be excludable from the gross income of the Beneficiary. See "Tax Considerations."
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                  DEFINITIONS
-------------------------------------------------------------------------------

Administrative Office... 2323 Bryan Street--Suite 1100, P.O. Box 219065,
                         Dallas, TX 75221-9065, (800) 451-6923.

Attained Age............ The age of the Insured on his or her last birthday at the beginning of each Policy Year.

Cash Surrender Value.... Policy Value less any applicable surrender charges.

Death Benefit........... The amount of insurance payable to the Beneficiary on the death of the insured.

Death Benefit Guarantee
Period.................. The period in which the Death Benefit is guaranteed to remain in effect as long as the sum of the premiums paid minus any Partial Surrenders and any Loan Balance equals or exceeds the Minimum Monthly Premium multiplied by the number of months the Policy is in force. For Death Benefit Option A, the period is the later of age 65 or five years. For Death Benefit Option B, the period is the later of age 62 or three years. However, for policies sold in Massachusetts the Death Benefit Guarantee Period is limited to five years.

Death Benefit Option.... One of two options under the Policy that is used to determine the amount of the Death Benefit.

Fixed Account........... A part of the general account of United Investors
                         Life Insurance Company. The general account consists of all assets of United Investors Life Insurance Company other than those in any separate account.

Fixed Account Value..... The Policy Value in the Fixed Account.

Loan Balance............ The sum of all outstanding loans including principal and interest.

Maturity Date........... Policy Anniversary on or next following the Insured's
                         100th Birthday.

Minimum Monthly
Premium................. For any Policy Month during the Death Benefit
                         Guarantee Period, the minimum amount of premium required to keep the Death Benefit Guarantee in effect.

Monthly Anniversary..... The same day each month as the Policy Date. If the
                         Monthly Anniversary falls on a date other than a Valuation Date, the next following Valuation Date will be deemed the Monthly Anniversary.

Net Cash Surrender
Value................... Cash Surrender Value less any Loan Balance.


Net Premium............. The premium received less the premium expense charge.

Partial Surrender....... A request to withdraw a portion of the Net Cash
                         Surrender Value. A Partial Surrender will be subject to a surrender charge.

Policy Anniversary...... The same day and month as the Policy Date each year that the Policy remains in force. If the Policy Anniversary falls on a date other than a Valuation Date, the next following Valuation Date will be deemed the Policy Anniversary.

Policy Date............. The date from which Policy Anniversaries and Policy
                         Years are determined. Your Policy Date is shown in your Policy.

Policy Loan............. A request to borrow a portion of the Net Cash
                         Surrender Value.

Policy Month............ The first Policy Month starts on the Policy Date.
                         Subsequent Policy Months start on the Monthly Anniversary.

Policy Value............ The sum of the Variable Account Value and the Fixed
                         Account Value.

Valuation Date.......... Each day that the New York Stock Exchange is open for trading.

Valuation Period........ The period of time beginning at the close of the New
                         York Stock Exchange on one Valuation Date and ending at the close of the New York Stock Exchange on the next Valuation Date.

Variable Account Value.. The sum of the values of the Investment Divisions under the Policy.

We, Us, or United
Investors............... United Investors Life Insurance Company.

You and Your............ The Owner of the Policy.

                               UNITED INVESTORS

  UNITED INVESTORS LIFE INSURANCE COMPANY. United Investors is a Missouri Stock life insurance company that was incorporated on August 17, 1981 as the successor to a company of the same name established in Missouri on September 27, 1961. United Investors is indirectly owned by Torchmark Corporation. United Investors is principally engaged in offering life insurance and annuity contracts and is authorized to do business in the District of Columbia and all states except New York. United Investors also serves as the depositor to United Investors Life Variable Account, an investment company supporting other variable life insurance policies issued by United Investors. United Investors' address is 2001 Third Avenue South, Birmingham, Alabama 35233. See "Directors and Officers of United Investors" for information on the directors and officers of United Investors.

                      THE VARIABLE ACCOUNT AND TMK/UNITED

  THE VARIABLE ACCOUNT. United Investors established United Investors Universal Life Variable Account (the "Variable Account") as a separate investment account under Missouri law on April 18, 1997. United Investors owns the assets in the Variable Account and is obligated to pay benefits under the Policies. The Variable Account is used to support the Policies as well as for other purposes permitted by law. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or United Investors.

  The Variable Account is divided into Investment Divisions, each of which currently invests in shares of a specific Portfolio of TMK/United Funds, Inc. See "TMK/United." These Investment Divisions buy and redeem Portfolio shares at net asset value. Any dividends and distributions from security transactions of a Portfolio are reinvested at net asset value in shares of the same Portfolio. Income, gains and losses, realized or unrealized, of an Investment Division are credited to or charged against that Investment Division without regard to any other income, gains or losses of United Investors. Assets equal to the reserves and other contract liabilities with respect to each Investment Division are not chargeable with liabilities arising out of any other business or account of United Investors. If the assets exceed the required reserves and other liabilities, United Investors may transfer the excess to its general account.

  The Variable Account may include other Investment Divisions that are not available under the Policy and are not otherwise discussed in this prospectus. United Investors may substitute another Investment Division or insurance company separate account under the Policy if, in United Investors' judgment, investment in an Investment Division should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another Investment Division or insurance company separate account is in the best interest of Owners. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

  United Investors may make changes to the Variable Account to the extent permitted by applicable law and regulations. These changes may include: (1) operating the Variable Account as a management company under the 1940 Act, or in any other form permitted by law, if we deem it to be in the best interest of Owners; (2) deregistering the Variable Account under the 1940 Act if such registration is no longer required; or (3) combining the Variable Account with other separate investment accounts.

  TMK/UNITED. The Variable Account has eleven Investment Divisions, each investing in a specific Portfolio of TMK/United. TMK/United is a series-type fund registered with the SEC as a diversified open-end management investment company under the 1940 Act. Waddell & Reed Investment Management Company ("Waddell & Reed"), an affiliate of United Investors, is the manager of TMK/United and provides investment advisory services to TMK/United. Waddell & Reed maintains a large staff of experienced investment personnel and provides investment advice to and supervises investments of a number of mutual funds. Each Portfolio pays Waddell & Reed a management fee for managing that Portfolio's investments. See "Summary and Diagram of the Policy" and the accompanying prospectus for TMK/United. The investment objective(s) of each of the Portfolios in which Investment Divisions invest are summarized below. There is no assurance that these objectives will be met. Further information about the Portfolios is contained in the accompanying prospectus for TMK/United, which you should read in conjunction with this prospectus.

    ASSET STRATEGY PORTFOLIO seeks high total return over the long term. It diversifies among stocks, bonds, and short-term instruments, both in the United States and abroad.

    BALANCED PORTFOLIO primarily seeks current income with a secondary goal of long-term appreciation of capital by investing in a variety of securities, including debt securities, common stocks and preferred stocks.

    BOND PORTFOLIO seeks to provide current income with an emphasis on preservation of capital. It invests primarily in debt securities of varying yields, quality and maturities.

    GROWTH PORTFOLIO primarily seeks capital growth. As a secondary goal it seeks current income. It invests primarily in common stocks or securities convertible into common stocks.

    HIGH INCOME PORTFOLIO primarily seeks high current income. As a secondary goal it seeks capital growth when consistent with the primary goal. It invests primarily in high-yield, high-risk fixed-income securities, commonly known as "junk bonds," but may have up to 20% of its assets in common stocks. High-yield fixed-income securities may have an increased risk of default and greater market price volatility than higher rated securities due to various circumstances. See "Debt Securities" in the TMK/United Funds, Inc. prospectus for a further description of the risk factors.

    INCOME PORTFOLIO primarily seeks to maintain current income, subject to market conditions, with a secondary goal of capital growth. It invests primarily in common stocks or securities convertible into common stocks that have a record of paying regular dividends on common stock or have the potential for capital growth or that may be expected to resist market decline.

    INTERNATIONAL PORTFOLIO primarily seeks long-term appreciation of capital with a secondary goal of current income by investing primarily in securities issued by companies or governments of any nation.

    LIMITED-TERM BOND PORTFOLIO seeks a high level of current income consistent with preservation of capital by investing primarily in debt securities of investment grade, including debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Portfolio seeks to maintain a dollar-weighted average maturity of its portfolio of two to five years.

    MONEY MARKET PORTFOLIO seeks to maximize current income consistent with stability of principal. It may invest in money market securities such as bank obligations and instruments secured by bank obligations, commercial paper and corporate debt obligations and obligations of the U.S. and Canadian Governments or their respective agencies and instrumentalities. Investments in the Money Market Portfolio are neither insured nor guaranteed by the U.S. Government and there is no assurance that the portfolio will be able to maintain a net asset value of $1.00 per share.

    SCIENCE AND TECHNOLOGY PORTFOLIO seeks long-term capital growth through investments primarily in science and technology securities.

    SMALL CAP PORTFOLIO seeks capital growth through a diversified holding of securities, primarily in the common stocks of, or securities convertible into the common stocks of, relatively new or unseasoned companies, companies which are in their early stages of development or smaller companies positioned in new and emerging industries where the opportunity for rapid growth is above average.

                            FACTS ABOUT THE POLICY

  APPLYING FOR A POLICY. To purchase a Policy, you must complete an application and submit it to United Investors' Administrative Office at the address listed on the front of this prospectus. You also must pay an initial premium which varies by age, sex and risk class. See "Premiums," below. Your initial premium can be submitted with your application, subject to our underwriting rules, or at a later date. Coverage becomes effective as of the Policy Date. If an individual dies before the Policy Date, United Investors' sole liability will be to return the premiums paid plus any interest earned on it unless a Temporary Insurance Agreement is in effect.

  Generally, United Investors will issue a Policy covering an Insured up to age 75 if evidence of insurability satisfies our underwriting rules. Evidence of insurability may include, among other things, a medical examination of the Insured. United Investors may, in its sole discretion, issue a Policy covering an Insured over age 75. We reserve the right not to accept an application for any lawful reason.

  FREE LOOK RIGHT TO CANCEL POLICY. During your "free look" period, you may cancel your Policy and receive a refund of all premiums paid. The free look period expires the later of: (a) 20 days after you receive your Policy; or (b) 45 days after you sign the application for the Policy. Some states may require a longer period. If you decide to cancel the Policy, you must return it by mail or other delivery to United Investors or to the agent who sold it to you prior to the end of the free look period.

  PREMIUMS. The premium amounts sufficient to fund a Policy depend on a number of factors, such as the age, sex and risk class of the proposed Insured, the desired Face Amount, and any supplemental benefits. The initial premium must be at least equal to the Minimum Monthly Premium. After the initial premium is paid, additional premiums may be paid in any amount (of at least $25) and at any time. We may increase the minimum amount of additional premiums upon 90 days advance written notice to you. However, total premiums paid in a Policy Year may not exceed guideline premium limitations for life insurance set forth in the Code. We reserve the right to reject any premium that would result in the Policy being disqualified as life insurance under the Code and will refund any rejected premium. In addition, we will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Code. See "Tax Considerations."

  PLANNED PREMIUMS. When you apply for a Policy, you select a quarterly, semi-annual or annual premium payment plan. You may also arrange for premiums to be paid monthly via automatic deduction from your checking account. You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned (subject to the $25 minimum), or skip a planned premium entirely. You can change the amount of planned premiums and payment arrangements, or switch payment frequencies, whenever you want by providing satisfactory written instructions to the Administrative Office. Such changes will be effective upon our receipt of the instructions. Depending on the Policy Value at the time of any increase in the Face Amount and the amount of the increase requested, a change in the amount of planned premiums may be advisable. See "Changing the Face Amount."

  PREMIUMS TO PREVENT TERMINATION. IF YOU DO NOT PAY PLANNED PREMIUMS OR IF THE INVESTMENT PERFORMANCE OF THE POLICY IS NOT SUFFICIENT, YOUR POLICY MAY TERMINATE WITHOUT VALUE; HOWEVER IT WILL NOT NECESSARILY TERMINATE. A Policy terminates depending on whether: (a) its Net Cash Surrender Value is sufficient to cover the Monthly Deduction when due; and (b) the Death Benefit Guarantee is in effect. If the Death Benefit Guarantee is not in effect on a Monthly Anniversary and either: (a) the Net Cash Surrender Value is less than the Monthly Deduction; or (b) the Loan Balance exceeds the Cash Surrender Value less surrender charges, the Policy will terminate without value unless additional premiums are paid. See "Monthly Deduction," and "Death Benefit Guarantee."

  You will have a 61-day grace period to pay a premium sufficient to cover the Monthly Deductions. United Investors will send notice of the amount required to be paid during the grace period to your last known address and to any assignee of record. The grace period will begin when the notice is sent and your Policy will remain in effect during the grace period. See "Amount of Death Benefit Payable" and "Effect of Policy Loan." The grace period premium required to be paid will be sufficient to keep the Policy in force for three months regardless of investment performance. The payment required will not exceed: (a) the amount by which the Loan Balance exceeds the Cash Surrender Value; plus (b) any accrued and unpaid Monthly Deductions as of the date of the notice; plus (c) an amount sufficient to cover the next two Monthly Deductions. If the grace period premium has not been paid before the grace period ends, your Policy will terminate. It will have no value and no benefits will be payable. See "Other Policy Provisions" for a discussion of your reinstatement rights. If the Insured should die during the grace period before the grace period premium is paid, the Death Benefit will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the Monthly Deduction(s) due on or before the date of the Insured's death and any Loan Balance.

  DEATH BENEFIT GUARANTEE. During the Death Benefit Guarantee Period (see "Definitions"), your Death Benefit is guaranteed to remain in effect as long as cumulative premiums paid, less any Partial Surrenders and any Loan Balance, are at least equal to (a) the Minimum Monthly Premium, multiplied by (b) the number of months the Policy has been in force. If this requirement is met, the Policy will remain in force, regardless of the sufficiency of Net Cash Surrender Value to cover Monthly Deductions. If the Minimum Monthly Premium has changed since the Policy Date, the total premium amount required will be based on the different Minimum Monthly Premiums required and the number of months for which each applied. If the Death Benefit Guarantee ends due to insufficient premium payments, it may not be restored by payment of additional premiums.

  CREDITING PREMIUMS TO THE POLICY. Between the date your initial premium is received and the Policy Date, we will credit interest on the initial premium as if it had been invested in the Investment Division investing in the Money Market Portfolio. On the Policy Date, the initial Net Premium, plus any accrued interest on that amount will be credited to the Policy. Any additional premium received (see "Net Premium Allocations," below) will be credited to the Policy on the date we receive it, or the next Valuation Date thereafter.

  NET PREMIUM ALLOCATIONS. When you apply for a Policy, you specify the percentage (from 0% to 100%) of Net Premium to be allocated to each Investment Division and the Fixed Account. You can change the allocation percentages at any time by sending satisfactory written instructions to our Administrative Office. The change will apply to all premiums received after we receive your instructions, unless you instruct otherwise. Net Premium allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number. See "TMK/United" for a description of the Portfolios in which the Investment Divisions invest.

  FIXED ACCOUNT OPTION. The Fixed Account is part of United Investors' general account assets. It is not a separate account. Amounts allocated to the Fixed Account are credited with interest at rates determined IN OUR SOLE DISCRETION, but in no event will interest credited on these amounts be less than an effective annual rate of 4%. The current interest rate is the guaranteed minimum interest rate plus any excess interest rate. The current interest rate is determined periodically. The current interest rate will be guaranteed for at least a one year period. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. United Investors's general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, United Investors has sole discretion over the investment of the assets of the Fixed Account. There are significant limits on your right to transfer Policy Value from the Fixed Account. See "Transfers," below.

  BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR HAS THE FIXED ACCOUNT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OF THESE ACTS AND, AS A RESULT, THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

  TRANSFERS. At any time after the end of the free-look period, you may transfer all or part of the Variable Account Value to one or more of the variable Investment Divisions or to the Fixed Account up to 12 times in a Policy Year. There is no charge for making transfers. You may transfer all or part of the Fixed Account Value to a variable Investment Division or Investment Divisions only once each Policy Year and the maximum amount you can transfer out of the Fixed Account is the greater of: (1) 25% of the prior Policy Anniversary's unloaned Fixed Account Value; or (2) the amount of the prior Policy Year's transfer. If a transfer is made from the Fixed Account to a variable Investment Division, no transfer from that variable Investment Division to the Fixed Account may be made for six months after the transfer date. The minimum amount that may be transferred out of a variable Investment Division or the Fixed Account is $100, or, if less, the Policy Value held in the Investment Division or in the Fixed Account. The amount remaining must be at least $100, or we will transfer the total value.

  Transfer requests may be made by satisfactory written or telephone request (if we have your written authorization for telephone requests on file). A transfer will take effect on the date we receive the request at the Administrative Office if it is received by 4:00 p.m. Eastern time; otherwise it will take effect on the following business day. United Investors may, however, defer transfers under the same conditions that we may delay paying proceeds. See "Requesting Payments." United Investors reserves the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

  DOLLAR-COST AVERAGING. Prior to the Maturity Date, the dollar-cost averaging program permits you to systematically transfer on a monthly basis a set dollar amount from the Money Market Investment Division to the other Investment Divisions. The minimum automatic transfer amount from the Money Market Investment Division is $100. If the transfer is to be made to more than one Investment Division, a minimum of $25 must be transferred to each Investment Division selected. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

  You may elect to participate in the dollar-cost averaging program at any time by sending us a written request. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the Money Market Investment Division is depleted, or until you cancel the program by written request or by telephone. There is no additional charge for dollar-cost averaging. A transfer under this program is not considered a transfer for purposes of calculating the number of transfers. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason. A second method of dollar-cost averaging is to directly allocate monthly premiums to the Investment Divisions you desire.

  SURRENDER OF THE POLICY. You may surrender your Policy at any time for its Net Cash Surrender Value. See "Requesting Payments." The Net Cash Surrender Value is the Policy Value minus any surrender charge and minus any Loan Balance. A surrender charge may apply. See "Surrender Charge." Your Policy will terminate and cease to be in force if it is surrendered. It cannot later be reinstated. Surrendering the Policy may have tax consequences. See "Tax Considerations."

  PARTIAL SURRENDERS. You may make Partial Surrenders under your Policy at any time during the Insured's life and before the Policy has terminated. See "Requesting Payments." Requests for Partial Surrenders must be made in writing. The minimum Partial Surrender amount is $100. A Partial Surrender may not exceed the Net Cash Surrender Value minus $300. A Partial Surrender charge equal to the lesser of $25 or 2% of the Partial Surrender amount plus a portion of the surrender charge equal to: (1) the percentage of the Net Cash Surrender Value requested; multiplied by (2) the surrender charge then in effect. This charge will be deducted from your Policy Value along with the Partial Surrender amount requested. When you request a Partial Surrender, you can direct how the amount will be deducted from your Policy Value. If you provide no directions, the Partial Surrender will be deducted from your Policy Value in the Investment Divisions and Fixed Account on a pro-rata basis. If Death Benefit Option A is in effect, a Partial Surrender may reduce the Face Amount. See "Effect of Partial Surrenders on the Death Benefit." Partial Surrenders may have tax consequences.

  LOAN BENEFITS. You may borrow up to 90% of your Cash Surrender Value at any time by submitting a written request to us. Outstanding loans, including accrued interest, reduce the amount available for new loans. A loan must be for at least $200. Your Policy may terminate if the Loan Balance is greater than the Cash Surrender Value. See "Premiums to Prevent Termination." Policy Loans may have Federal income tax consequences. See "Tax Considerations."

  When a loan is made, an amount equal to the loan and any loan interest is transferred from the Variable Account Value to the Fixed Account. We will allocate the amount transferred in the proportion that the value of each Investment Division bears to the Variable Account Value unless you specify an Investment Division(s) from which the loan is to be made. Your loan will be divided into two parts: the Preferred Loan Amount; and the Non-Preferred Loan Amount. The Preferred Loan Amount is equal to the amount of the Loan Balance that does not exceed the Policy Value minus the total premiums paid, excluding any premiums paid during a grace period. The Non-Preferred Loan Amount is equal to any portion of the Loan Balance that exceeds the Preferred Loan Amount.

  INTEREST. We will charge interest daily on any outstanding loan at an effective annual rate of 6.0%. Interest is due and payable at the end of each Policy Year while a loan is outstanding. Interest paid on a Policy Loan generally is not tax deductible. If, on any Policy Anniversary, interest accrued since the last Policy Anniversary has not been paid, the amount of the interest is added to the loan and becomes part of the outstanding Loan Balance. Interest will be taken from the Investment Divisions in the proportion that the value of each Investment Division bears to the Variable Account Value. On each Monthly Anniversary, the loaned amount will be credited with interest at a minimum guaranteed annual effective rate of 4.0%. We may also credit additional interest (currently up to an effective annual rate 2%) on the Preferred Loan Amount.

  LOAN REPAYMENT. You may repay all or part of your Loan Balance at any time while the Insured is living and the Policy is in force. Loan repayments must be at least $200 each (or the outstanding Loan Balance if less). Upon repayment of the Loan Balance, the portion of the repayment allocated to an Investment Division will be transferred from the Fixed Account and increase the value in the Investment Division. The repayment will be allocated among the Investment Divisions and the Fixed Account based on the instructions for Net Premium allocations then in effect unless you instruct us otherwise. Any payment received when a loan is outstanding will be treated as a premium unless you instruct otherwise.

  EFFECT OF POLICY LOAN. A Policy Loan, whether or not repaid, will affect Policy Values over time because the investment results of the Investment Divisions may be less than or greater than the net interest rate credited on the amount transferred to the Fixed Account securing the loan. By comparison to a Policy under which no loan was made, the Policy Value will be lower if the net interest rate credited to the amount in the Fixed Account securing a loan is less than the investment return of the Investment Divisions and greater if the Fixed Account net interest rate is higher than the investment return of the Investment Divisions. If the Death Benefit becomes payable while a Policy Loan is outstanding, the Loan Balance will be deducted in calculating the Death Benefit. If the Loan Balance exceeds the Cash Surrender Value on any Monthly Anniversary and the Death Benefit Guarantee is not in effect, the Policy will terminate. We will send you, and any assignee of record, notice of the termination. You will have a 61-day grace period to submit a sufficient payment to avoid termination.

  REQUESTING PAYMENTS. Written requests for payment (except where telephone requests are authorized by us) must be sent to our Administrative Office or given to an authorized United Investors agent for forwarding to our office. We will ordinarily pay any Death Benefit, loan amount, Net Cash Surrender Value or Partial Surrender amounts within seven days after receipt at our Administrative Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of the Insured's death, the amount will be determined as of the date our Administrative Office receives all required documents.

  We may delay making a payment of any amount from the Investment Divisions or processing a transfer request if: (1) the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect United Investors' Policy Owners. We also may defer making payments attributable to a check that has not cleared, and we may defer payment of proceeds from the Fixed Account for up to six months from the date we receive the request. If we defer payment for more than 30 days, we will pay interest on the amount deferred at an annual rate of at least 4%. However, we will not defer payment of a withdrawal or Policy Loan requested to pay a premium due on a United Investors policy.

  The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy other than in a lump sum. An authorized United Investors agent can explain these options upon request. None of these options vary with the investment performance of a Variable Account because they are all forms of fixed-benefit annuities.

  OTHER CHANGES. At any time we may make such changes in the Policy as are necessary: to assure compliance at all times with the definition of life insurance prescribed by the Code; to make the Policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they are subject; or to reflect a change in the operation of the Variable Account, if allowed by the Policy. Only an officer of United Investors has the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. All endorsements, amendments, or riders must be signed by an officer to be valid.

  REPORTS TO OWNERS. United Investors maintains records and accounts of all transactions involving the Policy, the Variable Account, the Fixed Account and Policy Loans. Each year, or more often if required by law, you will be sent a report showing information about your Policy for the period covered by the report. You will also be sent an annual and a semi-annual report for each Portfolio underlying an Investment Division to which you have allocated Net Premiums, as required by the 1940 Act. In addition you will receive a written confirmation of each transaction when you pay premiums, make a Partial Surrender, make transfers, or take out a Policy Loan.

  OTHER POLICY PROVISIONS. The Policy contains provisions addressing the following matters:

  . DIVIDENDS. The Policy is non-participating. This means that no dividends will be paid on the Policy. The Policy will not share in our profits or surplus earnings.

  . INCONTESTABILITY. The Policy limits our right to contest the Policy as issued, as reinstated or as increased, except for material misstatements contained in the application (including any application upon reinstatement), after it has been in force during the Insured's lifetime for a period of two years from the Policy Date, the reinstatement date or effective date of the increase.

  . SUICIDE EXCLUSION. The Policy limits the Death Benefit if the Insured dies by suicide generally within two years after the Policy Date or effective date of the increase. In this instance, our liability will be limited to the total premiums paid less any Partial Surrenders and any Loan Balance.

  . REINSTATEMENT. The Policy may be reinstated at any time within five years after the Policy has terminated at the end of the grace period. To reinstate the Policy, the Owner must: (1) submit an application for reinstatement; (2) provide evidence of insurability satisfactory to us;
     (3) pay or agree to reinstatement of any Loan Balance; and (4) pay the premium required to reinstate the Policy. The reinstatement date for the Policy will be the Monthly Anniversary on or following the day we approve the application for reinstatement. See the Policy for additional information.

  . MISSTATEMENT OF AGE OR SEX. The Death Benefit will be adjusted if the Insured's age or sex has been misstated in the application. The benefits paid will be those which the last monthly cost of insurance charge would have provided at the correct age and sex.

  . PAID-UP INSURANCE OPTION. If premium payments cease, insurance under the Policy and any supplemental benefits provided by Rider will continue as provided under the grace period provisions described under "Premiums to Prevent Termination." The Policy will not continue beyond the Maturity Date. Any supplemental benefits added by Rider will not continue beyond the termination date described in the Rider.

  ASSIGNMENT AND CHANGE OF OWNER. You may assign the Policy subject to its terms. We will not be deemed to know of an assignment unless we receive a written copy of it at our Administrative Office. We assume no responsibility for the validity or effect of any assignment. In certain circumstances, an assignment may be a taxable event. See "Tax Considerations" below. You may change the Owner of the Policy by sending a written request to us while the Insured is alive and the Policy is in force. The change will take effect the date you sign the request, but the change will not affect any action we have taken before we receive the request. A change of Owner may have tax consequences. See "Tax Considerations." A change of Owner does not change the Beneficiary designation. See "Changing the Beneficiary." Any such assignment or change must be in a written form acceptable to us.

  SUPPLEMENTAL BENEFITS. Your Policy may have supplemental benefits which are attached to your Policy by Rider. A charge will be deducted monthly from your Policy Value for certain supplemental benefits. Each supplemental benefit is subject to its own requirements as to eligibility and cost. You may cancel supplemental benefits at any time. More details will be included in your Policy if you choose any of these benefits. From time to time, we may make available supplemental benefits other than those listed below. Contact your agent or the Administrative Office for a complete list of the supplemental benefits available.

  . ACCELERATED DEATH BENEFIT RIDER. This benefit allows acceleration of up to 75% of the Death Benefit (in a lump sum only) if the Insured is diagnosed as having a terminal illness expected to cause death within 12 months (unless a shorter period is required by state law). There is no charge for this Rider prior to the time the accelerated benefits are paid.

  . ACCIDENTAL DEATH BENEFIT RIDER. This benefit will be paid if the Insured dies as a result of an accident before age 70.

  . CHILDREN'S TERM INSURANCE RIDER. This benefit allows you to add Death Benefit coverage for your children.

  . ADDITIONAL INSURED TERM INSURANCE RIDER. This benefit allows you to provide for Death Benefits on up to 5 family members (spouse and/or children).

  . DISABILITY WAIVER OF MONTHLY DEDUCTION RIDER. The benefit provides for waiver of Monthly Deductions after the Insured has been totally disabled for six months if disability commences prior to age 60, and continuing as long as total disability continues.

                            CHARGES AND DEDUCTIONS

  United Investors deducts the charges described below. Certain of the charges depend on a number of variables, and are illustrated in the hypothetical illustrations depicted in this prospectus. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by United Investors under or in connection with the Policies. United Investors intends to make a profit from these charges. Services and benefits provided by United Investors include:

    (1) the death benefits, cash and loan benefits provided by the Policy;

    (2) investment options, including Net Premium allocations, dollar-cost averaging programs;

    (3) administration of various elective options under the Policy; and

    (4) the distribution of various reports to Owners.

  Costs and expenses incurred by United Investors include:

    (1) those associated with underwriting applications and changes in Face Amount and Riders;

    (2) various overhead and other expenses associated with providing the services and benefits provided by the Policy;

    (3) sales and marketing expenses; and

    (4) other costs of doing business, such as federal, state and local premium and other taxes and fees.

  Risks assumed by United Investors include the risks that Insureds may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected, and that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

  PREMIUM EXPENSE CHARGE. United Investors deducts a 3.5% charge from each premium before allocating the resulting Net Premium to the Policy Value. This charge is deducted for state premium taxes and federal income tax treatment of deferred acquisition costs.

  MORTALITY AND EXPENSE RISK CHARGE. United Investors currently deducts a daily charge from assets in the Investment Divisions attributable to the Policies at an effective annual rate of 0.90% of

Variable Account assets during the first 10 Policy Years, and at an effective annual rate of 0.70% thereafter. The maximum mortality and expense risk charge is 0.90% of Variable Account assets for all Policy Years. The mortality and expense risk charge does not apply to Fixed Account assets. Profit from this charge may be used for any purpose, including distribution expenses.

  MONTHLY DEDUCTION. United Investors deducts the Monthly Deduction on the Policy Date and on each Monthly Anniversary from Policy Value in the Variable Account and the Fixed Account on a pro rata basis. The Monthly Deduction for each Policy consists of:

  (1) the cost of insurance charge discussed below;

  (2) a current monthly administrative charge of $5.00 (which may increase to a maximum charge of $7.50 per month);

  (3) the Guaranteed Death Benefit Charge ($0.01 per $1,000 of Face Amount) as long as the Death Benefit Guarantee remains in effect; and

  (4) charges for any supplemental benefits added by Riders to the Policy (see "Supplemental Benefits").

  SURRENDER CHARGE. If the Policy is surrendered prior to the end of the 16th Policy Year or the end of the 16th year following an increase in Face Amount, United Investors will deduct a surrender charge based on the Face Amount at issue, or increase, as applicable. The surrender charge will be deducted before any surrender proceeds are paid. A pro rata portion of the Surrender Charge will also be deducted for any Face Amount decreases. The surrender charge varies based on the Insured's age on the Policy Date, or Attained Age at the time of an increase, and is calculated as an amount per $1,000 of the Face Amount. For each age the surrender charge remains level for the first five Policy Years (or the first five years after a Face Amount increase) and declines each year thereafter until it reaches zero at the end of the 16th Policy Year (or at the end of the 16th year after an increase in Face Amount).

  During the first five Policy Years (or first five years after a Face Amount increase) the surrender charge per $1,000 of Face Amount is as follows for the selected ages below:

   ISSUE AGE                                    CHARGE PER $1,000 OF FACE AMOUNT
   ---------                                    --------------------------------
   25..........................................              $ 6.00
   35..........................................              $ 7.00
   45..........................................              $ 8.75
   50..........................................              $10.00
   55..........................................              $11.50
   65..........................................              $16.75
   75..........................................              $26.00

  For example, if a 50-year old purchases a Policy with a $100,000 Face Amount and completely surrenders it within five years, the surrender charge would be $1,000. See Appendix A for a complete list of applicable surrender charges.

  Although the surrender charges increase with the Insured's issue age, the surrender charge as a percentage of premiums could actually decrease as the Insured's issue age increases. This occurs because the premiums required for a specified Face Amount are higher for Insureds with older issue ages than for Insureds with younger issue ages, so for the same premium an older Insured is likely to have a lower Face Amount. Therefore the surrender charge for Insureds with older issue ages could actually represent a lower portion of the premiums than it does for Insureds with younger issue ages.

  PARTIAL SURRENDER CHARGE. A Partial Surrender charge equal to the lesser of $25 or 2% of the Partial Surrender amount, plus a portion of the surrender charge will apply to each Partial Surrender. This charge will be deducted from your Policy Value along with the Partial Surrender amount (see "Partial Surrenders").

  OTHER CHARGES. For a description of the investment advisory fees and other expenses incurred by the Portfolios, see the Diagram of Policy on page 4 and the accompanying prospectus for TMK/United.

  COST OF INSURANCE. The cost of insurance is the primary charge for the Death Benefit provided by your Policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from Policy to Policy and from Monthly Anniversary to Monthly Anniversary. The cost of insurance charge is equal to (a) multiplied by the result of (b) minus (c) where:

    (a) is the cost of insurance rate divided by 1,000;

    (b) is the Death Benefit at the beginning of the Policy Month divided by 1.0032737; and

    (c) is the Policy Value at the beginning of the Policy Month.

  The Policy Value used in this calculation is the Policy Value before deduction of the Monthly Cost of Insurance Charge and Cost of Insurance for any Disability Waiver of Monthly Deductions Rider, but after deductions for any other riders and charges.

  The cost of insurance rate is the rate applied to the insurance under the Policy to determine the monthly cost of insurance charge. The cost of insurance rate is based on the Insured's Attained Age, sex and applicable risk class. We currently place Insureds in the following risk classes (available for male or female) when we issue the Policy, based on our underwriting:
Preferred, Standard Non-tobacco, Standard Tobacco, Substandard Non-tobacco, and Substandard Tobacco. The original risk class applies to the initial Face Amount. If an increase in Face Amount is approved, a different risk class may apply to the increase, based on the Insured's circumstances at the time of the increase. If you have selected Death Benefit Option A, and if there have been any increases in the Face Amount, the Policy Value will be considered a part of the initial Face Amount. If the Policy Value exceeds the initial Face Amount, the excess will be considered part of the increases in Face Amount in the order of the increases.

  We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policy. The maximum cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Male or Female, Smoker or Non-Smoker, Age Last Birthday, or a multiple thereof for substandard classes. See "Hypothetical Illustrations" for examples showing the effects of the cost of insurance charge.

  REDUCTION IN CHARGES FOR CERTAIN GROUPS. United Investors may waive or reduce the Current Administrative Charge, the Guaranteed Death Benefit Charge, the Premium Expense Charge, and the Surrender Charges on Policies that have been sold to: (a) employees or sales representatives of United Investors or its affiliates; or (b) individuals or groups of individuals where the sale of the Policy results in savings of administrative or commission expenses.

                                 POLICY VALUES

  POLICY VALUE. The Policy Value serves as a starting point for calculating certain values under a Policy. It is the sum of the Variable Account Value and the Fixed Account Value credited to the Policy. The Policy Value is determined first on the Policy Date and thereafter on each Valuation Date. On the Maturity Date, the proceeds payable under a Policy are equal to the Policy Value less any Loan Balance. The Policy Value will vary to reflect the performance of the Investment Divisions to which amounts have been allocated, interest credited on amounts allocated to the Fixed Account and Loan Balance, charges, transfers, Partial Surrenders, and Policy Loans (including loan repayments). It may be more or less than premiums paid.

  CASH SURRENDER VALUE. The Cash Surrender Value is the Policy Value reduced by any surrender charge.

  NET CASH SURRENDER VALUE. The Net Cash Surrender Value is the Cash Surrender Value reduced by any Loan Balance. You will receive only the Net Cash Surrender Value if you surrender your Policy.

  VARIABLE ACCOUNT VALUE. The Variable Account Value is the sum of the values of the Investment Divisions under the Policy. On the Policy Date, the value of the Investment Divisions is equal to the initial Net Premium allocated to the Investment Divisions of the Variable Account plus any accrued interest from the date of receipt of the payment to the Policy Date minus the portion of the first month's Monthly Deduction allocated to the Investment Division.

  On any Valuation Date thereafter, the value of each Investment Division is equal to:

    1.The value of the Investment Division on the preceding Valuation Date, multiplied by the appropriate Net Investment Factor (described below) since the previous Valuation Date; plus

    2.The sum of all Net Premiums allocated to the Investment Division since the previous Valuation Date; plus

    3.The sum of all loan repayments allocated to the Investment Division since the previous Valuation Date; plus

    4.The amount of any transfers from other Investment Divisions or from the Fixed Account to the Investment Division since the previous Valuation Date; minus

    5.The amount of any transfers to other Investment Divisions or to the Fixed Account, including amounts transferred to secure a Policy Loan, from the Investment Division since the previous Valuation Date; minus

    6.The portion of any Partial Surrenders (including surrender charges) or charges for any Face Amount decreases allocated to the Investment Division since the previous Valuation Date; minus

    7.The portion of the Monthly Deduction allocated to the Investment
       Division since the previous Valuation Date.

  UNIT VALUES. When you allocate an amount to an Investment Division, either by Net Premium allocation, transfer of Policy Value or repayment of a Policy Loan, your Policy is credited with units in that Investment Division. The number of units is determined by dividing the amount allocated, transferred or repaid to the Investment Division by the Investment Division's unit value for the Valuation Date when the allocation, transfer or repayment is effected. The number of Investment Division units credited to a Policy will decrease when the allocated portion of the Monthly Deduction is taken from the Investment Division, a Policy Loan is taken from the Investment Division or an amount is transferred from the Investment Division. The number of Investment Division units may also decrease when a partial or full surrender occurs or if the Face Amount is decreased. An Investment Division's unit value is an index United Investors uses to measure the changes in investment results. The unit value for each Investment Division varies to reflect the investment experience of the underlying Portfolio, and may increase or decrease from one Valuation Date to the next. The unit value for each Investment Division was arbitrarily set at $1.00 when the Investment Division was established. For each Valuation Period after the date of establishment, the unit value is determined by multiplying the unit value for an Investment Division for the prior Valuation Period by the net investment factor for the Investment Division for the current valuation period.

  NET INVESTMENT FACTOR. The net investment factor is an index used to measure the investment performance of an Investment Division from one Valuation Period to the next. The net investment factor for any Investment Division for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

    (a) is the result of:

      (1) the net asset value per share of the Portfolio shares held in the Investment Division determined at the end of the current Valuation Period; plus

      (2) the per share amount of any dividend or capital gain distributions on the Portfolio shares held in the Investment Division, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

      (3) a charge or credit for any taxes reserved for the current Valuation Period which we determine to have resulted from the investment operations of the Investment Division;

    (b) is the result of:

      (1) the net asset value per share of the Portfolio shares held in the Investment Division, determined at the end of the last prior Valuation Period; plus or minus

      (2) the charge or credit for any taxes reserved for the last prior Valuation Period; and

    (c) is a deduction for the current mortality and expense risk charge.

  FIXED ACCOUNT VALUE. On the Policy Date, the Fixed Account Value is equal to the initial Net Premium allocated to the Fixed Account plus any accrued interest from the date of receipt of the payment to the Policy Date minus the portion of the first month's Monthly Deduction allocated to the Fixed Account. On any Monthly Anniversary thereafter, the Fixed Account Value is equal to:

    1. The Fixed Account Value on the preceding Monthly Anniversary; plus

    2. The sum of all Net Premiums allocated to the Fixed Account since the previous Monthly Anniversary; plus

    3. The sum of all Policy Loan repayments allocated to the Fixed Account since the previous Monthly Anniversary; plus

    4. Total interest credited to the Fixed Account since the previous Monthly Anniversary; plus

    5. The amount of any transfers from the Variable Account to the Fixed Account, including amounts transferred to secure Policy Loans, since the previous Monthly Anniversary; minus

    6. The amount of any transfers from the Fixed Account to the Variable Account since the previous Monthly Anniversary; minus

    7. The portion of any Partial Surrenders (including surrender charges) or charges for any Face Amount decreases allocated to the Fixed Account since the previous Monthly Anniversary; minus

    8. The portion of the Monthly Deduction allocated to the Fixed Account since the previous Monthly Anniversary.

                                DEATH BENEFITS

  If the Insured dies while the Policy is in force and prior to the Maturity Date, we will pay the Death Benefit upon receipt at our Administrative Office of satisfactory proof of the Insured's death. See "Requesting Payment." The Death Benefit will be paid to the Beneficiary.

  AMOUNT OF DEATH BENEFIT PAYABLE. The amount of Death Benefit payable is the amount of insurance determined under the Death Benefit Option in effect on the date of the Insured's death, plus any supplemental benefits provided by Riders, minus any Loan Balance on that date and, if the date of death occurred during a grace period, minus the past due Monthly Deductions. Under certain circumstances, the amount of the Death Benefit may be further adjusted. See "Incontestability" and "Misstatement of Age or Sex."

  DEATH BENEFIT OPTIONS. Under Option A, the Death Benefit is the greater of
(1) the Face Amount at the beginning of the Policy Month when the death occurs, or (2) the Policy Value on the date of death multiplied by the applicable factor from the table of Death Benefit Factors below. Under Option B, the Death Benefit is the greater of (1) the Face Amount at the beginning of the Policy Month when the death occurs plus the Policy Value on the date of death, or (2) the Policy Value on the date of death multiplied by the applicable factor from the table of Death Benefit Factors below. The factor is
2.50 up to Attained Age 40 and declines thereafter as the Insured's Attained Age increases. The Death Benefit Factors are based on current requirements under the Internal Revenue Code. We reserve the right to change the table if the Death Benefit Factors currently in effect become inconsistent with any federal income tax laws and/or regulations.

                          DEATH BENEFIT FACTORS
---------------------------------------------------------------------------------------
ATTAINED AGE     FACTOR       ATTAINED AGE       FACTOR       ATTAINED AGE       FACTOR
------------     ------       ------------       ------       ------------       ------
    0-40          2.50             54             1.57             68             1.17
     41           2.43             55             1.50             69             1.16
     42           2.36             56             1.46             70             1.15
     43           2.29             57             1.42             71             1.13
     44           2.22             58             1.38             72             1.11
     45           2.15             59             1.34             73             1.09
     46           2.09             60             1.30             74             1.07
     47           2.03             61             1.28           75-90            1.05
     48           1.97             62             1.26             91             1.04
     49           1.91             63             1.24             92             1.03
     50           1.85             64             1.22             93             1.02
     51           1.78             65             1.20             94             1.01
     52           1.71             66             1.19            95+             1.00
     53           1.64             67             1.18

  Under Option A, the Death Benefit ordinarily will not change. Under Option B, the Death Benefit will vary directly with the investment performance of the Policy Value. To see how and when investment performance may begin to affect the Death Benefit, please see the hypothetical illustrations.

  CHANGING THE DEATH BENEFIT OPTION. You select the Death Benefit Option when you apply for the Policy. After the Policy has been in force at least one year, you may change the Death Benefit Option on your Policy subject to the following rules:

  (1) each change must be submitted by written request received by our Administrative Office;

  (2) once the Death Benefit Option has been changed, it cannot be changed again for one year;

  (3) if Death Benefit Option A is changed to Option B, the total Death Benefit will remain the same, and the Face Amount will be decreased by an amount equal to the Policy Value on the date of the change;

  (4) if Death Benefit Option B is changed to Option A, the total Death Benefit will remain the same, and the Face Amount will be increased by an amount equal to the Policy Value on the date of the change. The risk class for the last Face Amount portion to go into effect which is still in force will apply to the Face Amount increase.

  The effective date of the change will be the Monthly Anniversary on or following the date when we approve the request for the change. We will send you revised Policy Data pages reflecting the new Death Benefit Option and the effective date of the change. Changing the Death Benefit Option may have tax consequences. See "Tax Considerations."

  CHANGING THE FACE AMOUNT. You select the Face Amount when you apply for the Policy. The minimum Face Amount for the Policy is $50,000. You may change the Face Amount on any Monthly Anniversary after the Policy has been in force at least one year, subject to the following requirements. Once the Face Amount has been changed, it cannot be changed again for the next 12 months. No change will be permitted that may result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. Changing the Face Amount of the Policy may have tax consequences. See "Tax Considerations" below.

  To increase the Face Amount, you must: submit an application for the increase; submit proof satisfactory to us that the insured is an insurable risk; and pay any additional premium that is required. The Face Amount cannot be increased after the Insured reaches age 75. Each Face Amount increase must be at least $25,000. A Face Amount increase will take effect on the Monthly Anniversary on or following the day we approve the application for the increase.

  The risk class that applies for any Face Amount increase may be different from the risk class that applies for the initial Face Amount. Upon an increase in Face Amount, the minimum monthly premium will be increased, and additional surrender charges equal to the Face Amount increase (in $1,000s) multiplied by the surrender charge factors listed above under "Surrender Charge" will apply through the end of the 16th year following the increase. If the Face Amount is increased, the cost of insurance will also increase due to the increased Death Benefit.

  You may decrease the Face Amount by submitting a written request. The Face Amount may not be decreased below the Policy's minimum Face Amount. The Minimum Monthly Premium for your Policy will be reduced to reflect the decrease. Any decrease will take effect on the later of: (1) the Monthly Anniversary on or following the day we receive the request; or (2) the Monthly Anniversary one year after the date of the last change in Face Amount. A Face Amount decrease will be used to reduce any previous Face Amount increases then in effect starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all Face Amount increases have been reduced, it will be used to reduce the initial Face Amount.

  We will deduct a charge from the Policy Value each time the Face Amount is decreased. The amount of this charge is the lesser of: (1) the Reduction Percentage multiplied by the surrender charge for each Face Amount portion reduced; or (2) the Policy Value when the decrease is made. The Reduction Percentage for each Face Amount portion reduced is the amount of the Face Amount decrease divided by the Face Amount in effect before the decrease. The charge will be deducted for each Face Amount portion reduced.

  After the Face Amount is decreased, future surrender charges for each Face Amount portion for which a charge is deducted will be reduced by the surrender charges shown for that Face Amount portion, multiplied by the Reduction Percentage.

  EFFECT OF PARTIAL SURRENDERS ON THE DEATH BENEFIT. A Partial Surrender will affect your Death Benefit in the following respects. If Death Benefit Option A is in effect, the Face Amount will be reduced by the Partial Surrender amount. If the Face Amount reflects increases in the initial Face Amount, any Partial Surrender will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the initial Face Amount. If Death Benefit Option B is in effect, the total Death Benefit is also reduced by the Partial Surrender amount, but the Face Amount is not affected.

  CHANGING THE BENEFICIARY. You designate the Beneficiary(ies) when you apply for the Policy. You may change the designated Beneficiary by submitting a satisfactory written request to us. The change will take effect on the date the request was signed, but it will not apply to payments we make before we accept the written request. If the Insured dies and there is no surviving Beneficiary, the Insured's estate will be the Beneficiary.

                          HYPOTHETICAL ILLUSTRATIONS

  The following illustrations show how certain values under a sample Policy change with assumed investment performance over an extended period of time. In particular, they illustrate how Policy Values, Net Cash Surrender Values and Death Benefits under a Policy covering an Insured of a given Attained Age on the Policy Date, would vary over time if planned premiums were paid annually and the return on the assets in the Investment Divisions were a uniform gross annual rate of 0%, 6% or 12%, before deduction of any fees and charges, including Portfolio fees and charges. The tables also show planned premiums accumulated at 5% interest. The values under a Policy would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return used in the illustrations.

  The illustrations assume an average annual expense ratio of 0.77% of the average daily net assets of the Portfolios available under the Policies, based on the expense ratios of each of the Portfolios for the last fiscal year of operations. For information on Portfolio expenses, see the prospectus for the Portfolios accompanying this prospectus. The current illustrations also reflect the 0.90% mortality and expense risk charge to the Variable Account during the first 10 Policy Years, and 0.70% thereafter. The guaranteed illustrations reflect the 0.90% maximum mortality and expense risk charge and the $7.50 maximum monthly administrative charge for all Policy Years. After deduction of estimated Portfolio expenses and the current mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of return for the Investment Divisions of -1.67%, 4.33% and 10.33%, respectively in Policy Years 1 through 10 and -1.47%, 4.53%, and 10.53%, respectively thereafter.

  The illustrations also reflect the deduction of the 3.5% premium expense charge and the Monthly Deduction for the hypothetical Insured. Our current charges and the higher guaranteed charges we have the contractual right to charge are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Account and assume no Loan Balance or charges for supplemental benefits.

  Upon request, we will furnish a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.

                    MALE ISSUE AGE 35, STANDARD NON-TOBACCO
                             $1,000 ANNUAL PREMIUM
                        $100,000 FACE AMOUNT, OPTION A
                                CURRENT CHARGES

 PREMIUMS       DEATH BENEFITS          POLICY VALUES       SURRENDER VALUES
  YR+INT    ----------------------- --------------------- ---------------------
   @ 5%       0%      6%      12%     0%     6%     12%     0%     6%     12%
----------- ------- ------- ------- ------ ------ ------- ------ ------ -------
  1   1,050 100,000 100,000 100,000    708    758     808      8     58     108
  2   2,153 100,000 100,000 100,000  1,397  1,541   1,692    697    841     992
  3   3,310 100,000 100,000 100,000  2,063  2,348   2,657  1,363  1,648   1,957
  4   4,526 100,000 100,000 100,000  2,708  3,179   3,711  2,008  2,479   3,011
  5   5,802 100,000 100,000 100,000  3,331  4,034   4,863  2,631  3,334   4,163
  6   7,142 100,000 100,000 100,000  3,928  4,912   6,119  3,292  4,276   5,483
  7   8,549 100,000 100,000 100,000  4,505  5,818   7,496  3,932  5,245   6,923
  8  10,027 100,000 100,000 100,000  5,063  6,755   9,009  4,554  6,246   8,500
  9  11,578 100,000 100,000 100,000  5,609  7,730  10,677  5,164  7,285  10,232
 10  13,207 100,000 100,000 100,000  6,142  8,746  12,518  5,760  8,364  12,136
 11  14,917 100,000 100,000 100,000  6,669  9,815  14,569  6,351  9,497  14,251
 12  16,713 100,000 100,000 100,000  7,176 10,921  16,829  6,921 10,666  16,574
 13  18,599 100,000 100,000 100,000  7,662 12,067  19,320  7,471 11,876  19,129
 14  20,579 100,000 100,000 100,000  8,130 13,256  22,071  8,003 13,129  21,944
 15  22,657 100,000 100,000 100,000  8,587 14,498  25,117  8,523 14,434  25,053
 16  24,840 100,000 100,000 100,000  9,024 15,786  28,483  9,024 15,786  28,483
 17  27,132 100,000 100,000 100,000  9,423 17,106  32,189  9,423 17,106  32,189
 18  29,539 100,000 100,000 100,000  9,787 18,461  36,276  9,787 18,461  36,276
 19  32,066 100,000 100,000 100,000 10,108 19,848  40,786 10,108 19,848  40,786
 20  34,719 100,000 100,000 100,000 10,384 21,267  45,765 10,384 21,267  45,765
 21  37,505 100,000 100,000 100,000 10,611 22,716  51,269 10,611 22,716  51,269
 22  40,430 100,000 100,000 100,000 10,786 24,195  57,360 10,786 24,195  57,360
 23  43,502 100,000 100,000 100,000 10,895 25,695  64,105 10,895 25,695  64,105
 24  46,727 100,000 100,000 100,000 10,941 27,220  71,588 10,941 27,220  71,588
 25  50,113 100,000 100,000 107,039 10,905 28,759  79,880 10,905 28,759  79,880
 26  53,669 100,000 100,000 115,739 10,788 30,316  89,030 10,788 30,316  89,030
 27  57,403 100,000 100,000 126,852 10,571 31,878  99,103 10,571 31,878  99,103
 28  61,323 100,000 100,000 138,846 10,256 33,452 110,196 10,256 33,452 110,196
 29  65,439 100,000 100,000 151,787  9,820 35,026 122,409  9,820 35,026 122,409
 30  69,761 100,000 100,000 165,745  9,250 36,594 135,857  9,250 36,594 135,857

  The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rate of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and the investment experience of the Portfolios. The Death Benefit, Policy Value and Surrender Value for a Policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any Policy Loans or Partial Surrenders were made. No representations can be made by United Investors Life Insurance Company or the Variable Account or the Portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                    MALE ISSUE AGE 50, STANDARD NON-TOBACCO
                             $2,500 ANNUAL PREMIUM
                        $100,000 FACE AMOUNT, OPTION A
                                CURRENT CHARGES

                  DEATH BENEFITS          POLICY VALUES         SURRENDER VALUES
  PREMIUMS    ----------------------- ---------------------- ----------------------
 YR+INT @ 5%    0%      6%      12%     0%     6%      12%     0%     6%      12%
------------- ------- ------- ------- ------ ------- ------- ------ ------- -------
   1    2,625 100,000 100,000 100,000  1,844   1,971   2,100    844     971   1,100
   2    5,381 100,000 100,000 100,000  3,620   3,992   4,380  2,620   2,992   3,380
   3    8,275 100,000 100,000 100,000  5,358   6,091   6,888  4,358   5,091   5,883
   4   11,314 100,000 100,000 100,000  7,041   8,259   9,636  6,041   7,259   8,636
   5   14,505 100,000 100,000 100,000  8,652  10,479  12,630  7,652   9,479  11,630
   6   17,855 100,000 100,000 100,000 10,209  12,771  15,915  9,300  11,862  15,006
   7   21,373 100,000 100,000 100,000 11,694  15,124  19,510 10,876  14,306  18,692
   8   25,066 100,000 100,000 100,000 13,098  17,530  23,442 12,371  16,803  22,715
   9   28,945 100,000 100,000 100,000 14,421  19,995  27,753 13,785  19,359  27,117
  10   33,017 100,000 100,000 100,000 15,658  22,517  32,485 15,113  21,972  31,940
  11   37,293 100,000 100,000 100,000 16,818  25,126  37,744 16,363  24,671  37,289
  12   41,782 100,000 100,000 100,000 17,886  27,804  43,554 17,522  27,440  43,190
  13   46,497 100,000 100,000 100,000 18,909  30,600  50,026 18,636  30,327  49,753
  14   51,446 100,000 100,000 100,000 19,911  33,543  57,261 19,729  33,361  57,079
  15   56,644 100,000 100,000 100,000 20,878  36,633  65,346 20,787  36,542  65,255
  16   62,101 100,000 100,000 100,000 21,651  39,753  74,333 21,651  39,753  74,333
  17   67,831 100,000 100,000 100,425 22,284  42,959  84,391 22,284  42,959  84,391
  18   73,848 100,000 100,000 112,744 22,780  46,270  95,546 22,780  46,270  95,546
  19   80,165 100,000 100,000 126,146 23,127  49,694 107,817 23,127  49,694 107,817
  20   86,798 100,000 100,000 140,721 23,289  53,232 121,311 23,289  53,232 121,311
  21   93,763 100,000 100,000 156,577 23,269  56,911 136,154 23,269  56,911 136,154
  22  101,076 100,000 100,000 172,343 23,013  60,733 152,516 23,013  60,733 152,516
  23  108,755 100,000 100,000 189,343 22,518  64,734 170,580 22,518  64,734 170,580
  24  116,818 100,000 100,000 207,694 21,756  68,945 190,545 21,756  68,945 190,545
  25  125,284 100,000 100,000 227,523 20,652  73,390 212,638 20,652  73,390 212,638
  26  134,173 100,000 100,000 248,994 19,186  78,128 237,137 19,186  78,128 237,137
  27  143,506 100,000 100,000 277,300 17,253  83,209 264,096 17,253  83,209 264,096
  28  153,307 100,000 100,000 308,439 14,815  88,722 293,752 14,815  88,722 293,752
  29  163,597 100,000 100,000 342,667 11,722  94,764 326,349 11,722  94,764 326,349
  30  174,402 100,000 106,257 380,277  7,910 101,197 362,169  7,910 101,197 362,169

  The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rate of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and the investment experience of the Portfolios. The Death Benefit, Policy Value and Surrender Value for a Policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any Policy Loans or Partial Surrenders were made. No representations can be made by United Investors Life Insurance Company or the Variable Account or the Portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                    MALE ISSUE AGE 35, STANDARD NON-TOBACCO
                             $1,000 ANNUAL PREMIUM
                        $100,000 FACE AMOUNT, OPTION A
                              GUARANTEED CHARGES

                 DEATH BENEFITS         POLICY VALUES       SURRENDER VALUES
  PREMIUMS   ----------------------- -------------------- --------------------
YR+INT @ 5%    0%      6%      12%    0%     6%     12%    0%     6%     12%
------------ ------- ------- ------- ----- ------ ------- ----- ------ -------
   1   1,050 100,000 100,000 100,000   678    727     777     0     27      77
   2   2,153 100,000 100,000 100,000 1,337  1,478   1,626   637    778     926
   3   3,310 100,000 100,000 100,000 1,975  2,251   2,552 1,275  1,551   1,852
   4   4,526 100,000 100,000 100,000 2,591  3,047   3,562 1,891  2,347   2,862
   5   5,802 100,000 100,000 100,000 3,185  3,864   4,665 2,485  3,164   3,965
   6   7,142 100,000 100,000 100,000 3,753  4,703   5,868 3,117  4,067   5,232
   7   8,549 100,000 100,000 100,000 4,297  5,562   7,180 3,724  4,989   6,607
   8  10,027 100,000 100,000 100,000 4,815  6,443   8,614 4,306  5,934   8,105
   9  11,578 100,000 100,000 100,000 5,306  7,344  10,180 4,861  6,899   9,735
  10  13,207 100,000 100,000 100,000 5,768  8,266  11,891 5,386  7,884  11,509
  11  14,917 100,000 100,000 100,000 6,201  9,206  13,761 5,883  8,888  13,443
  12  16,713 100,000 100,000 100,000 6,601 10,165  15,807 6,346  9,910  15,552
  13  18,599 100,000 100,000 100,000 6,969 11,142  18,046 6,778 10,951  17,855
  14  20,579 100,000 100,000 100,000 7,302 12,135  20,499 7,175 12,008  20,372
  15  22,657 100,000 100,000 100,000 7,598 13,144  23,187 7,534 13,080  23,123
  16  24,840 100,000 100,000 100,000 7,853 14,165  26,134 7,853 14,165  26,134
  17  27,132 100,000 100,000 100,000 8,062 15,195  29,366 8,062 15,195  29,366
  18  29,539 100,000 100,000 100,000 8,220 16,230  32,914 8,220 16,230  32,914
  19  32,066 100,000 100,000 100,000 8,320 17,263  36,809 8,320 17,263  36,809
  20  34,719 100,000 100,000 100,000 8,356 18,290  41,092 8,356 18,290  41,092
  21  37,505 100,000 100,000 100,000 8,322 19,305  45,807 8,322 19,305  45,807
  22  40,430 100,000 100,000 100,000 8,211 20,304  51,006 8,211 20,304  51,006
  23  43,502 100,000 100,000 100,000 8,020 21,284  56,751 8,020 21,284  56,751
  24  46,727 100,000 100,000 100,000 7,740 22,236  63,111 7,740 22,236  63,111
  25  50,113 100,000 100,000 100,000 7,358 23,153  70,166 7,358 23,153  70,166
  26  53,669 100,000 100,000 101,414 6,864 24,024  78,011 6,864 24,024  78,011
  27  57,403 100,000 100,000 110,941 6,242 24,836  86,672 6,242 24,836  86,672
  28  61,323 100,000 100,000 121,185 5,471 25,574  96,179 5,471 25,574  96,179
  29  65,439 100,000 100,000 132,198 4,529 26,218 106,611 4,529 26,218 106,611
  30  69,761 100,000 100,000 144,038 3,392 26,749 118,064 3,392 26,749 118,064

  The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rate of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and the investment experience of the Portfolios. The Death Benefit, Policy Value and Surrender Value for a Policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any Policy Loans or Partial Surrenders were made. No representations can be made by United Investors Life Insurance Company or the Variable Account or the Portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                    MALE ISSUE AGE 50, STANDARD NON-TOBACCO
                             $2,500 ANNUAL PREMIUM
                        $100,000 FACE AMOUNT, OPTION A
                              GUARANTEED CHARGES

                  DEATH BENEFITS          POLICY VALUES       SURRENDER VALUES
  PREMIUMS    ----------------------- --------------------- ---------------------
 YR+INT @ 5%    0%      6%      12%     0%     6%     12%     0%     6%     12%
------------- ------- ------- ------- ------ ------ ------- ------ ------ -------
   1    2,625 100,000 100,000 100,000  1,774  1,900   2,025    774    900   1,025
   2    5,381 100,000 100,000 100,000  3,482  3,845   4,224  2,482  2,845   3,224
   3    8,275 100,000 100,000 100,000  5,121  5,834   6,610  4,121  4,834   5,610
   4   11,314 100,000 100,000 100,000  6,685  7,864   9,199  5,685  6,864   8,199
   5   14,505 100,000 100,000 100,000  8,170  9,932  12,010  7,170  8,932  11,010
   6   17,855 100,000 100,000 100,000  9,573 12,036  15,065  8,664 11,127  14,156
   7   21,373 100,000 100,000 100,000 10,889 14,175  18,390 10,071 13,357  17,572
   8   25,066 100,000 100,000 100,000 12,117 16,350  22,017 11,390 15,623  21,290
   9   28,945 100,000 100,000 100,000 13,251 18,560  25,980 12,615 17,924  25,344
  10   33,017 100,000 100,000 100,000 14,285 20,799  30,318 13,740 20,254  29,773
  11   37,293 100,000 100,000 100,000 15,209 23,065  35,074 14,754 22,610  34,619
  12   41,782 100,000 100,000 100,000 16,014 25,354  40,301 15,650 24,990  39,937
  13   46,497 100,000 100,000 100,000 16,686 27,658  46,059 16,413 27,385  45,786
  14   51,446 100,000 100,000 100,000 17,208 29,970  52,420 17,026 29,788  52,238
  15   56,644 100,000 100,000 100,000 17,567 32,285  59,475 17,476 32,194  59,384
  16   62,101 100,000 100,000 100,000 17,757 34,611  67,345 17,757 34,611  67,345
  17   67,831 100,000 100,000 100,000 17,754 36,937  76,156 17,754 36,937  76,156
  18   73,848 100,000 100,000 101,564 17,541 39,262  86,071 17,541 39,262  86,071
  19   80,165 100,000 100,000 113,535 17,095 41,584  97,038 17,095 41,584  97,038
  20   86,798 100,000 100,000 126,506 16,384 43,900 109,057 16,384 43,900 109,057
  21   93,763 100,000 100,000 140,558 15,365 46,200 122,224 15,365 46,200 122,224
  22  101,076 100,000 100,000 154,475 13,980 48,472 136,704 13,980 48,472 136,704
  23  108,755 100,000 100,000 169,435 12,153 50,699 152,644 12,153 50,699 152,644
  24  116,818 100,000 100,000 185,542  9,796 52,869 170,222  9,796 52,869 170,222
  25  125,284 100,000 100,000 202,925  6,812 54,974 189,649  6,812 54,974 189,649
  26  134,173 100,000 100,000 221,738  3,099 57,012 211,180  3,099 57,012 211,180
  27  143,506     *** 100,000 246,528    *** 58,989 234,789    *** 58,989 234,789
  28  153,307     *** 100,000 273,698    *** 60,910 260,665    *** 60,910 260,665
  29  163,597     *** 100,000 303,459    *** 62,781 289,009    *** 62,781 289,009
  30  174,402     *** 100,000 336,036    *** 64,602 320,034    *** 64,602 320,034

  The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rate of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and the investment experience of the Portfolios. The Death Benefit, Policy Value and Surrender Value for a Policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any Policy Loans or Partial Surrenders were made. No representations can be made by United Investors Life Insurance Company or the Variable Account or the Portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time. As indicated by the asterisks, at certain rates of return additional premium payments will be required to prevent Policy termination.

                    MALE ISSUE AGE 35, STANDARD NON-TOBACCO
                             $1,000 ANNUAL PREMIUM
                        $100,000 FACE AMOUNT, OPTION B
                                CURRENT CHARGES

 PREMIUMS       DEATH BENEFITS          POLICY VALUES       SURRENDER VALUES
  YR+INT    ----------------------- --------------------- ---------------------
   @ 5%       0%      6%      12%     0%     6%     12%     0%     6%     12%
----------- ------- ------- ------- ------ ------ ------- ------ ------ -------
  1   1,050 100,707 100,757 100,807    707    757     807      7     57     107
  2   2,153 101,393 101,537 101,687  1,393  1,537   1,687    693    837     987
  3   3,310 102,055 102,338 102,646  2,055  2,338   2,646  1,355  1,638   1,946
  4   4,526 102,694 103,162 103,691  2,694  3,162   3,691  1,994  2,462   2,991
  5   5,802 103,309 104,008 104,829  3,309  4,008   4,829  2,609  3,308   4,129
  6   7,142 103,897 104,872 106,068  3,897  4,872   6,068  3,261  4,236   5,432
  7   8,549 104,463 105,761 107,420  4,463  5,761   7,420  3,890  5,188   6,847
  8  10,027 105,008 106,678 108,901  5,008  6,678   8,901  4,499  6,169   8,392
  9  11,578 105,540 107,629 110,530  5,540  7,629  10,530  5,095  7,184  10,085
 10  13,207 106,057 108,616 112,321  6,057  8,616  12,321  5,675  8,234  11,939
 11  14,917 106,566 109,651 114,310  6,566  9,651  14,310  6,248  9,333  13,992
 12  16,713 107,052 110,716 116,491  7,052 10,716  16,491  6,797 10,461  16,236
 13  18,599 107,515 111,814 118,885  7,515 11,814  18,885  7,324 11,623  18,694
 14  20,579 107,958 112,948 121,518  7,958 12,948  21,518  7,831 12,821  21,391
 15  22,657 108,388 114,126 124,421  8,388 14,126  24,421  8,324 14,062  24,357
 16  24,840 108,796 115,341 127,612  8,796 15,341  27,612  8,796 15,341  27,612
 17  27,132 109,161 116,574 131,101  9,161 16,574  31,101  9,161 16,574  31,101
 18  29,539 109,486 117,826 134,919  9,486 17,826  34,919  9,486 17,826  34,919
 19  32,066 109,763 119,091 139,094  9,763 19,091  39,094  9,763 19,091  39,094
 20  34,719 109,989 120,365 143,660  9,989 20,365  43,660  9,989 20,365  43,660
 21  37,505 110,161 121,643 148,651 10,161 21,643  48,651 10,161 21,643  48,651
 22  40,430 110,273 122,920 154,108 10,273 22,920  54,108 10,273 22,920  54,108
 23  43,502 110,312 124,182 160,063 10,312 24,182  60,063 10,312 24,182  60,063
 24  46,727 110,278 125,426 166,569 10,278 25,426  66,569 10,278 25,426  66,569
 25  50,113 110,155 126,634 173,664 10,155 26,634  73,664 10,155 26,634  73,664
 26  53,669 109,942 127,803 181,410  9,942 27,803  81,410  9,942 27,803  81,410
 27  57,403 109,619 128,907 189,851  9,619 28,907  89,851  9,619 28,907  89,851
 28  61,323 109,201 129,958 199,075  9,201 29,958  99,075  9,201 29,958  99,075
 29  65,439 108,655 130,919 209,129  8,655 30,919 109,129  8,655 30,919 109,129
 30  69,761 107,967 131,769 220,084  7,967 31,769 120,084  7,967 31,769 120,084

  The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rate of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and the investment experience of the Portfolios. The Death Benefit, Policy Value and Surrender Value for a Policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any Policy Loans or Partial Surrenders were made. No representations can be made by United Investors Life Insurance Company or the Variable Account or the Portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                    MALE ISSUE AGE 50, STANDARD NON-TOBACCO
                             $2,500 ANNUAL PREMIUM
                        $100,000 FACE AMOUNT, OPTION B
                                CURRENT CHARGES

                  DEATH BENEFITS          POLICY VALUES       SURRENDER VALUES
  PREMIUMS    ----------------------- --------------------- ---------------------
 YR+INT @ 5%    0%      6%      12%     0%     6%     12%     0%     6%     12%
------------- ------- ------- ------- ------ ------ ------- ------ ------ -------
   1    2,625 101,834 101,961 102,088  1,834  1,961   2,088    834    961   1,088
   2    5,381 103,590 103,959 104,343  3,590  3,959   4,343  2,590  2,959   3,343
   3    8,275 105,297 106,022 106,809  5,297  6,022   6,809  4,297  5,022   5,809
   4   11,314 106,940 108,138 109,491  6,940  8,138   9,491  5,940  7,138   8,491
   5   14,505 108,495 110,283 112,387  8,495 10,283  12,387  7,495  9,283  11,387
   6   17,855 109,983 112,478 115,537  9,983 12,478  15,537  9,074 11,569  14,628
   7   21,373 111,382 114,703 118,946 11,382 14,703  18,946 10,564 13,885  18,128
   8   25,066 112,680 116,944 122,623 12,680 16,944  22,623 11,953 16,217  21,896
   9   28,945 113,877 119,199 126,596 13,877 19,199  26,596 13,241 18,563  25,960
  10   33,017 114,962 121,458 130,882 14,962 21,458  30,882 14,417 20,913  30,337
  11   37,293 115,938 123,733 135,544 15,938 23,733  35,544 15,483 23,278  35,089
  12   41,782 116,793 126,000 140,583 16,793 26,000  40,583 16,429 25,636  40,219
  13   46,497 117,593 128,326 146,108 17,593 28,326  46,108 17,320 28,053  45,835
  14   51,446 118,358 130,735 152,191 18,358 30,735  52,191 18,176 30,553  52,009
  15   56,644 119,072 133,210 158,870 19,072 33,210  58,870 18,981 33,119  58,779
  16   62,101 119,511 135,526 165,974 19,511 35,526  65,974 19,511 35,526  65,974
  17   67,831 119,762 137,758 173,632 19,762 37,758  73,632 19,762 37,758  73,632
  18   73,848 119,828 139,905 181,904 19,828 39,905  81,904 19,828 39,905  81,904
  19   80,165 119,693 141,944 190,837 19,693 41,944  90,837 19,693 41,944  90,837
  20   86,798 119,316 143,822 200,450 19,316 43,822 100,450 19,316 43,822 100,450
  21   93,763 118,703 145,538 210,822 18,703 45,538 110,822 18,703 45,538 110,822
  22  101,076 117,790 147,012 221,958 17,790 47,012 121,958 17,790 47,012 121,958
  23  108,755 116,586 148,239 233,945 16,586 48,239 133,945 16,586 48,239 133,945
  24  116,818 115,067 149,178 246,843 15,067 49,178 146,843 15,067 49,178 146,843
  25  125,284 113,156 149,733 260,662 13,156 49,733 160,662 13,156 49,733 160,662
  26  134,173 110,857 149,885 275,498 10,857 49,885 175,498 10,857 49,885 175,498
  27  143,506 108,076 149,512 291,353  8,076 49,512 191,353  8,076 49,512 191,353
  28  153,307 104,819 148,589 308,333  4,819 48,589 208,333  4,819 48,589 208,333
  29  163,597 100,975 146,970 326,434    975 46,970 226,434    975 46,970 226,434
  30  174,402     *** 144,631 345,783    *** 44,631 245,783    *** 44,631 245,783

  The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rate of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and the investment experience of the Portfolios. The Death Benefit, Policy Value and Surrender Value for a Policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any Policy Loans or Partial Surrenders were made. No representations can be made by United Investors Life Insurance Company or the Variable Account or the Portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time. As indicated by the asterisks, at certain rates of return additional premium payments will be required to prevent Policy termination.

                    MALE ISSUE AGE 35, STANDARD NON-TOBACCO
                             $1,000 ANNUAL PREMIUM
                        $100,000 FACE AMOUNT, OPTION B
                              GUARANTEED CHARGES

 PREMIUMS       DEATH BENEFITS         POLICY VALUES     SURRENDER VALUES
  YR+INT    ----------------------- ------------------- -------------------
   @ 5%       0%      6%      12%    0%     6%    12%    0%     6%    12%
----------- ------- ------- ------- ----- ------ ------ ----- ------ ------
  1   1,050 100,677 100,726 100,775   677    726    775     0     26     75
  2   2,153 101,333 101,474 101,621 1,333  1,474  1,621   633    774    921
  3   3,310 101,967 102,242 102,541 1,967  2,242  2,541 1,267  1,542  1,841
  4   4,526 102,577 103,030 103,542 2,577  3,030  3,542 1,877  2,330  2,842
  5   5,802 103,164 103,838 104,633 3,164  3,838  4,633 2,464  3,138  3,933
  6   7,142 103,723 104,664 105,818 3,723  4,664  5,818 3,087  4,028  5,182
  7   8,549 104,256 105,507 107,107 4,256  5,507  7,107 3,683  4,934  6,534
  8  10,027 104,761 106,367 108,508 4,761  6,367  8,508 4,252  5,858  7,999
  9  11,578 105,236 107,243 110,033 5,236  7,243 10,033 4,791  6,798  9,588
 10  13,207 105,681 108,133 111,690 5,681  8,133 11,690 5,299  7,751 11,308
 11  14,917 106,093 109,035 113,492 6,093  9,035 13,492 5,775  8,717 13,174
 12  16,713 106,470 109,948 115,450 6,470  9,948 15,450 6,215  9,693 15,195
 13  18,599 106,811 110,869 117,578 6,811 10,869 17,578 6,620 10,678 17,387
 14  20,579 107,114 111,797 119,892 7,114 11,797 19,892 6,987 11,670 19,765
 15  22,657 107,376 112,728 122,407 7,376 12,728 22,407 7,312 12,664 22,343
 16  24,840 107,592 113,657 125,138 7,592 13,657 25,138 7,592 13,657 25,138
 17  27,132 107,759 114,579 128,102 7,759 14,579 28,102 7,759 14,579 28,102
 18  29,539 107,869 115,485 131,315 7,869 15,485 31,315 7,869 15,485 31,315
 19  32,066 107,916 116,366 134,795 7,916 16,366 34,795 7,916 16,366 34,795
 20  34,719 107,894 117,215 138,561 7,894 17,215 38,561 7,894 17,215 38,561
 21  37,505 107,795 118,022 142,634 7,795 18,022 42,634 7,795 18,022 42,634
 22  40,430 107,614 118,778 147,040 7,614 18,778 47,040 7,614 18,778 47,040
 23  43,502 107,348 119,474 151,807 7,348 19,474 51,807 7,348 19,474 51,807
 24  46,727 106,987 120,099 156,962 6,987 20,099 56,962 6,987 20,099 56,962
 25  50,113 106,522 120,637 162,531 6,522 20,637 62,531 6,522 20,637 62,531
 26  53,669 105,940 121,070 168,544 5,940 21,070 68,544 5,940 21,070 68,544
 27  57,403 105,230 121,379 175,032 5,230 21,379 75,032 5,230 21,379 75,032
 28  61,323 104,384 121,549 182,033 4,384 21,549 82,033 4,384 21,549 82,033
 29  65,439 103,372 121,540 189,567 3,372 21,540 89,567 3,372 21,540 89,567
 30  69,761 102,176 121,324 197,666 2,176 21,324 97,666 2,176 21,324 97,666

  The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rate of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and the investment experience of the Portfolios. The Death Benefit, Policy Value and Surrender Value for a Policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any Policy Loans or Partial Surrenders were made. No representations can be made by United Investors Life Insurance Company or the Variable Account or the Portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                    MALE ISSUE AGE 50, STANDARD NON-TOBACCO
                             $2,500 ANNUAL PREMIUM
                        $100,000 FACE AMOUNT, OPTION B
                              GUARANTEED CHARGES

                  DEATH BENEFITS          POLICY VALUES       SURRENDER VALUES
  PREMIUMS    ----------------------- --------------------- ---------------------
 YR+INT @ 5%    0%      6%      12%     0%     6%     12%     0%     6%     12%
------------- ------- ------- ------- ------ ------ ------- ------ ------ -------
   1    2,625 101,763 101,888 102,013  1,763  1,888   2,013    763    888   1,013
   2    5,381 103,450 103,810 104,185  3,450  3,810   4,185  2,450  2,810   3,185
   3    8,275 105,056 105,760 106,524  5,056  5,760   6,524  4,056  4,760   5,524
   4   11,314 106,573 107,730 109,039  6,573  7,730   9,039  5,573  6,730   8,039
   5   14,505 107,996 109,715 111,741  7,996  9,715  11,741  6,996  8,715  10,741
   6   17,855 109,319 111,707 114,641  9,319 11,707  14,641  8,410 10,798  13,732
   7   21,373 110,536 113,699 117,751 10,536 13,699  17,751  9,718 12,881  16,933
   8   25,066 111,645 115,686 121,088 11,645 15,686  21,088 10,918 14,959  20,361
   9   28,945 112,636 117,657 124,665 12,636 17,657  24,665 12,000 17,021  24,029
  10   33,017 113,500 119,599 128,494 13,500 19,599  28,494 12,955 19,054  27,949
  11   37,293 114,225 121,497 132,587 14,225 21,497  32,587 13,770 21,042  32,132
  12   41,782 114,801 123,335 136,956 14,801 23,335  36,956 14,437 22,971  36,592
  13   46,497 115,219 125,100 141,618 15,219 25,100  41,618 14,946 24,827  41,345
  14   51,446 115,450 126,756 146,572 15,450 26,756  46,572 15,268 26,574  46,390
  15   56,644 115,476 128,276 151,823 15,476 28,276  51,823 15,385 28,185  51,732
  16   62,101 115,282 129,635 157,384 15,282 29,635  57,384 15,282 29,635  57,384
  17   67,831 114,851 130,806 163,264 14,851 30,806  63,264 14,851 30,806  63,264
  18   73,848 114,171 131,762 169,480 14,171 31,762  69,480 14,171 31,762  69,480
  19   80,165 113,222 132,471 176,041 13,222 32,471  76,041 13,222 32,471  76,041
  20   86,798 111,978 132,890 182,950 11,978 32,890  82,950 11,978 32,890  82,950
  21   93,763 110,402 132,963 190,199 10,402 32,963  90,199 10,402 32,963  90,199
  22  101,076 108,448 132,622 197,769  8,448 32,622  97,769  8,448 32,622  97,769
  23  108,755 106,057 131,782 205,624  6,057 31,782 105,624  6,057 31,782 105,624
  24  116,818 103,173 130,357 213,726  3,173 30,357 113,726  3,173 30,357 113,726
  25  125,284      ** 128,262 222,042     ** 28,262 122,042     ** 28,262 122,042
  26  134,173      ** 125,423 230,548     ** 25,423 130,548     ** 25,423 130,548
  27  143,506      ** 121,766 239,222     ** 21,766 130,222     ** 21,766 139,222
  28  153,307      ** 117,221 248,045     ** 17,221 148,045     ** 17,221 148,045
  29  163,597      ** 111,706 256,989     ** 11,706 156,989     ** 11,706 156,989
  30  174,402      ** 105,112 266,001     **  5,112 166,001     **  5,112 166,001

  The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rate of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and the investment experience of the Portfolios. The Death Benefit, Policy Value and Surrender Value for a Policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any Policy Loans or Partial Surrenders were made. No representations can be made by United Investors Life Insurance Company or the Variable Account or the Portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time. As indicated by the asterisks, at certain rates of return additional premium payments will be required to prevent Policy termination.

                              TAX CONSIDERATIONS

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

  Introduction. The following summary provides a general description of the federal income tax considerations relating to the Policy. This summary is based upon United Investors' understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a Policy or the exercise of elections under the Policy. It should therefore be understood that these comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy. Further, these comments do not take into account any federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a Policy or the exercise of elections under the Policy. For complete information on such federal and state tax considerations, a qualified tax advisor should be consulted. United Investors does not make any guarantee regarding the tax status of any policy and the following summary is not intended as tax advice.

TAX STATUS OF THE POLICY

  Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. In addition, the Technical and Miscellaneous Revenue Act of 1988 ("TAMRA") established certain new requirements with respect to the mortality (i.e., cost of insurance) and other expense charges that are to be used in determining compliance with Section 7702. The Secretary of the Treasury has issued proposed regulations that would specify what will be considered reasonable mortality charges for Policies subject to TAMRA. However, these proposed regulations do not address other expense charges. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance policy. (See "Tax Treatment of Policy Benefits.")

  With respect to a Policy that is issued on the basis of a standard risk class or a risk class involving a lower mortality risk (i.e., a preferred basis), while there is some uncertainty due to the lack of guidance on other expense charges, United Investors nonetheless believes that such a Policy should meet the Section 7702 definition of a life insurance contract. However, with respect to a Policy that is issued on a substandard basis (i.e., a risk class involving higher than standard mortality risk), it remains unclear whether or not such a Policy would satisfy Section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy.

  If it is subsequently determined that a Policy does not satisfy Section 7702, United Investors will take all steps possible in order to attempt to cause such a Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, United Investors reserves the right to modify the Policy as necessary to qualify it as a life insurance contract under Section 7702.

  Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Variable Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. The Variable Account, through the Fund, intends to comply with the diversification requirements prescribed by the Treasury in Treas. Reg. Section 1.817-5, which affect how the Fund's assets may be invested. Although the Fund's investment adviser and United Investors are both indirectly owned by Torchmark Corporation, United Investors does not control the Fund or its investments. United Investors, however, believes that the Fund will be operated in compliance with the requirements prescribed by the Treasury.

  In certain circumstances, owners of variable contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversifications, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets.

  For example, the Owner has additional flexibility in allocating premium payments and Policy values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, United Investors does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. United Investors therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Variable Account.

  The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

  1. In general. United Investors believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101 (a)(1) of the Code.

  The exchange of the Policy, a change of the Policy's Minimum Death Benefit, a Policy loan, an additional premium payment, a Policy lapse with an outstanding loan, a change of Owners, or a surrender may have tax consequences depending on the circumstances. In addition, federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Owner or Beneficiary. A competent tax adviser should be consulted for further information.

  Generally, the Owner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from, or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract" under Section 7702A. Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at the Maturity Date, if the amount receives plus the amount of any indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

  2. Modified endowment contracts. A Policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether such a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if a Policy is "materially changed," it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination whether a Policy will be a modified endowment contract after a material change depends upon the relationship of the death benefit at the time of change to the Cash Value at the time of such change and the additional premiums paid in the seven Policy Years starting with the date on which the material change occurs.

  The manner in which the premium limitation and material change rules should be applied to certain features of the Policy and its riders is unclear. Nonetheless, under our current procedures, the Owner will be notified at the time a Policy is issued whether, according to our calculations, the Policy is or is not classified as a modified endowment contract based on the premium then received. The Owner will also be notified of the amount of the maximum annual premium which, according to our calculations, can be paid without causing a Policy to be classified as a modified endowment contract.

  Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. Accordingly, a prospective Owner should contact a qualified tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, an Owner should contact a competent tax adviser before making any change to, including an exchange of or reduction in benefits of, a Policy to determine whether such change would cause the Policy (or the new policy in the case of an exchange) to be treated as a modified endowment contract.

  If a Policy becomes a modified endowment contract, distributions such as Partial Surrenders and Policy Loans that occur during the Policy Year it becomes a modified endowment contract and any subsequent Policy Year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

  Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at the Maturity Date, if the amount received plus the amount of any indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

  3. Distributions from Policies Classified as Modified Endowment
Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy (including unpaid loan interest that is added to the principal of a loan) are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

  4. Distributions from Policies not Classified as Modified Endowment Contracts. Distributions (such as Partial Surrenders) from a Policy that is not classified as a modified endowment contract are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Loans from, or secured by, a Policy that is not a modified endowment contract may be treated as indebtedness of the Owner, not as a distribution. Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax.

  5. Policy Loan Interest. Interest paid on a Policy Loan generally is not tax deductible. The Owner should consult a competent tax adviser if the deductibility of interest paid on a policy loan is an important issue.

  6. Investment in the Policy. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

  7. Multiple Policies. All modified endowment contracts that are issued by United Investors (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

  8. Other Tax Consequences. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

  In recent years, Congress has adopted new rules relating to life insurance owned by business. Any business considering buying a Policy or changing an existing policy, should consult a tax advisor.

  9. Possible Changes in Taxation. In recent years, proposals have been made that would adversely change the Federal taxation of the Policies described in this prospectus. For example, certain proposals would (1) tax transfers between investment divisions and tax exchanges between variable annuity contracts, and (2) reduce the "investment in the contract," thereby increasing the amount of income for purposes of computing gain.

TAXATION OF UNITED INVESTORS
  United Investors incurs state and local premium taxes, and federal income taxes resulting from the treatment of deferred acquisition costs. The amount of the charge for such taxes is discussed above under "Charges and Deductions." At the present time, the United Investors makes no charge to the Variable Account for any other federal, state or local taxes that it incurs which may be attributable to such Account or to the Policies. United Investors, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Variable Account or to the Policies.

EMPLOYMENT-RELATED BENEFIT PLANS
  On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The Policies described in this Prospectus contain guaranteed purchase rates for certain payment options that generally distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with their legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

                            ADDITIONAL INFORMATION

  DIRECTORS AND OFFICERS OF UNITED INVESTORS. United Investors is managed by a board of directors. The following table sets forth the name and principal occupations during the past five years of each of United Investors's directors and senior officers. Unless otherwise noted, the address for each person is United Investors Life Insurance Company, 2001 Third Avenue South, Birmingham, Alabama 35233.

-------------------------------------------------------------------------------
    NAME AND POSITION WITH                    PRINCIPAL OCCUPATION
       UNITED INVESTORS                    DURING THE PAST FIVE YEARS
-------------------------------------------------------------------------------
W. Thomas Aycock                 Vice President and Chief Actuary of United
Vice President and Chief         Investors since November, 1992.
Actuary, Director
-------------------------------------------------------------------------------
Tony G. Brill*                   Senior Vice President of United Investors and
Senior Vice President and        Torchmark Corporation since January, 1997.
Director                         Managing Partner of KPMG Peat Marwick LLP,
                                 Birmingham, Alabama Office, 1984--January,
                                 1997.
-------------------------------------------------------------------------------
C.B. Hudson*                     Chairman of United Investors and Torchmark
Chairman of the Board and        Corporation since March, 1998. Chairman of
Chief Executive Officer          Insurance Operations of Torchmark Corporation,
                                 January, 1993--March, 1998. Chairman of
                                 Liberty National Life Insurance Company,
                                 United American Insurance Company, and Globe
                                 Life Insurance Company since, 1991.
-------------------------------------------------------------------------------
Larry M. Hutchison*              Vice President and General Counsel of
Director                         Torchmark since February, 1997. Vice President
                                 and General Counsel of United American
                                 Insurance Company since 1992.
-------------------------------------------------------------------------------
Michael J. Klyce                 Vice President of Torchmark Corporation since
Vice President and Treasurer     January, 1984.
-------------------------------------------------------------------------------
John H. Livingston               Secretary and Counsel of United Investors
Director, Secretary and Counsel  since May, 1995. Secretary and Associate
                                 Counsel of United Investors, December 1994--
                                 May, 1995. Associate Counsel of United
                                 Investors, July, 1990--December, 1994.
-------------------------------------------------------------------------------
James L. Mayton, Jr.             Vice President & Controller of Liberty
Vice President and Controller    National Life Insurance Company since January,
                                 1985.
-------------------------------------------------------------------------------
Carol A. McCoy                   Secretary of Torchmark Corporation since
Director                         February, 1994. Associate Counsel of Torchmark
                                 Corporation since January, 1985.
-------------------------------------------------------------------------------
Anthony L. McWhorter             President of Liberty National Life Insurance
Director                         Company since December 1994. Executive Vice
                                 President and Chief Actuary of Liberty
                                 National, November 1993-December 1994. Senior
                                 Vice President & Chief Actuary of Liberty
                                 National, September, 1991-November, 1993.
-------------------------------------------------------------------------------

* Principal business address: Torchmark Corporation, 3700 South Stonebridge, McKinney, Texas 75050

--------------------------------------------------------------------------
  NAME AND POSITION WITH                  PRINCIPAL OCCUPATION
     UNITED INVESTORS                  DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------
James L. Sedgwick            President of United Investors since September
President and Director       1991. General Counsel, Vice President and
                             Secretary of United Investors, July 1979--
                             September, 1991.
--------------------------------------------------------------------------
Ross W. Stagner              Vice President of United Investors since
Vice President and Director  January, 1992.
--------------------------------------------------------------------------
William L. Surber            Vice President of United Investors since
Vice President and Director  April, 1992.
--------------------------------------------------------------------------

  SALE OF THE POLICIES. Waddell & Reed, Inc., an affiliate of United Investors, acts as the principal underwriter of the Policies. Waddell & Reed, Inc. also acts as principal underwriter for United Investors Life Variable Account, a separate account also established by United Investors, and may act as principal underwriter for other separate accounts established by affiliates of United Investors. Waddell & Reed, Inc. is the principal underwriter of the funds in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. Waddell & Reed, Inc. is a corporation organized under the laws of the state of Delaware in 1981, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). The Policies may not be available in all states. Waddell & Reed, Inc. may enter into written sales agreements with various broker-dealers to aid in the sale of the Policies. A commission plus bonus compensation may be paid to broker-dealers or agents in connection with sales of the Policies.

  VOTING OF PORTFOLIO SHARES. United Investors is the legal owner of shares held by the Investment Divisions and as such has the right to vote on all matters submitted to shareholders of the Portfolios. However, as required by law, United Investors will vote shares held in the Investment Divisions at meetings of the shareholders of the Portfolios in accordance with instructions received from Owners with Policy Value in the Investment Divisions. TMK/United does not hold regular annual shareholder meetings. To obtain voting instructions from Owners, before a meeting of shareholders of the Portfolios, United Investors will send Owners voting instruction material, a voting instruction form and any other related material. Shares held by an Investment Division for which no timely instructions are received will be voted by United Investors in the same proportion as those shares for which voting instructions are received. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit United Investors to vote shares of the Portfolios in its own right, United Investors may elect to do so. United Investors may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Portfolios, or to approve or disapprove an investment advisory agreement. In addition, United Investors may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios, provided that United Investors reasonably disapproves of such changes in accordance with applicable federal regulations. If United Investors ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next report to Owners.

  OTHER INFORMATION. A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

  LITIGATION. No legal or administrative proceeding is pending that would have a material effect upon the Variable Account.

  LEGAL MATTERS. All matters of Missouri law pertaining to the Policy, including the validity of the Policy and United Investors' right to issue the Policy under Missouri insurance law and any other applicable state insurance or securities laws, have been passed upon by James L. Sedgwick, Esq., President of United Investors. Legal advice regarding certain matters relating to federal securities laws applicable to the issuance of the Policy described in this prospectus has been provided by Sutherland, Asbill & Brennan LLP of Washington, D.C.

  PREPARING FOR YEAR 2000. Existing computer programs of many businesses were developed with a two-digit identification without consideration of the upcoming change in century or millenium in the year 2000. Without addressing this issue, many computer programs could fail or produce erroneous results, creating considerable uncertainty and potentially adversely affecting the operations or business.

  United Investors has been in the process of modifying its computer system and applications for the year 2000. It is expected that the project will be substantially completed during 1998 and that final testing will be conducted in 1999. United Investors is utilizing primarily internal staff for this conversion but is also using outside consultants where necessary. The cost of this project, which is immaterial to United Investors is expensed as incurred.

  As a part of its activities, United Investors is engaged electronically with third-party financial institutions and other various organizations which may have computer systems which are not year 2000 compliant. To the degree possible, United Investors is verifying that these third party business systems are currently compliant or are in the process of becoming compliant. To the extent these systems are not compliant there is no assurance that the potential interruptions or cost to United Investors may not be significant.

  EXPERTS. The balance sheets of United Investors Life Insurance Company as of December 31, 1997 and 1996, and the related statements of operations, shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1997 and the balance sheet of United Investors Universal Life Variable Account as of December 31, 1997 and the related statement of operations and changes in net assets for the period then ended have been included herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by W. Thomas Aycock, Vice President and Chief Actuary of United Investors, whose opinion is filed as an exhibit to the registration statement.

  FINANCIAL STATEMENTS. The financial statements of United Investors which are included in this prospectus should be considered only as bearing on the ability of United Investors to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
United Investors Life Insurance Company
Birmingham, Alabama

We have audited the accompanying balance sheets of United Investors Life Insurance Company as of December 31, 1997 and 1996 and the related statements of operations, shareholder's equity and cash flow for each of the years in the three-year period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Investors Life Insurance Company at December 31, 1997 and 1996 and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 1997 in conformity with generally accepted accounting principles.


                                          KPMG PEAT MARWICK LLP

Birmingham, Alabama
February 2, 1998 except
 for Note 1 which is as of
 March 3, 1998

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                         (DOLLAR AMOUNTS IN THOUSANDS)

                                                             AT DECEMBER 31,
                                                          ---------------------
                                                             1997       1996
                                                          ---------- ----------
                                    ASSETS
Investments:
 Fixed maturities--available for sale, at fair value
  (cost: 1997--$612,600; 1996--$621,177)................. $  635,643 $  624,880
 Policy loans............................................     15,817     14,332
 Other long-term invested assets.........................     22,488     21,411
 Short-term investments..................................     13,423      1,834
                                                          ---------- ----------
   Total investments.....................................    687,371    662,457
Cash.....................................................      5,288      2,404
Accrued investment income (includes amounts from
 affiliates:
 1997--$473; 1996--$473).................................     11,270     10,781
Receivables .............................................      2,826      2,635
Due from affiliates (includes funds withheld on reinsur-
 ance: 1997--$190,235; 1996--$0).........................    225,235     35,423
Deferred acquisition costs...............................    176,897    169,986
Value of insurance purchased.............................     33,754     16,160
Goodwill.................................................      6,771      7,055
Property and equipment...................................        141        156
Other assets.............................................      1,149      1,534
Separate account assets..................................  1,876,439  1,420,025
                                                          ---------- ----------
   Total assets.......................................... $3,027,141 $2,328,616
                                                          ========== ==========
                     LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
 Future policy benefits.................................. $  736,975 $  531,297
 Unearned and advance premiums...........................      2,975      2,804
 Other policy liabilities................................      8,713      8,135
                                                          ---------- ----------
  Total policy liabilities...............................    748,663    542,236
 Accrued income taxes....................................     58,270     43,063
 Other liabilities.......................................      2,825      2,265
 Due to affiliates.......................................      9,374      8,965
 Separate account liabilities............................  1,876,439  1,420,025
                                                          ---------- ----------
   Total liabilities.....................................  2,695,571  2,016,554
Shareholder's equity:
 Common stock, par value $6 per share-authorized,
  issued and outstanding:
  500,000 shares.........................................      3,000      3,000
 Additional paid-in capital..............................    138,469    137,950
 Unrealized investment gains, net of applicable taxes....     14,700      4,460
 Retained earnings.......................................    175,401    166,652
                                                          ---------- ----------
   Total shareholder's equity............................    331,570    312,062
                                                          ---------- ----------
   Total liabilities and shareholder's equity............ $3,027,141 $2,328,616
                                                          ========== ==========

                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                         (DOLLAR AMOUNTS IN THOUSANDS)

                                                     YEAR ENDED DECEMBER 31,
                                                    ---------------------------
                                                      1997      1996     1995
                                                    --------  -------- --------
Revenue:
 Premium income.................................... $ 68,723  $ 65,114 $ 61,792
 Policy charges and fees...........................   36,582    29,403   23,109
 Net investment income (includes amounts from af-
  filiates: 1997--$2,863; 1996--$2,847; 1995--
  $3,058; .........................................   51,514    51,128   49,356
 Realized investment gains (losses)................   (5,365)      925    1,441
 Other income (includes amounts from affiliates:
  1997--$11,876; 1996--$0; 1995--$0) ..............   11,876         0        4
                                                    --------  -------- --------
   Total revenue...................................  163,330   146,570  135,702
Benefits and expenses:
 Policy benefits:
  Individual life..................................   57,954    47,355   42,943
  Annuity..........................................   15,165    15,807   16,540
                                                    --------  -------- --------
   Total policy benefits...........................   73,119    63,162   59,483
 Amortization of deferred acquisition costs........   24,898    19,850   16,602
 Commissions and premium taxes (includes amounts to
  affiliates: 1997--$4,928; 1996--$4,723; 1995--
  $4,000; .........................................    6,251     5,248    4,691
 Other operating expense (includes amounts to af-
  filiates: 1997--$3,217; 1996--$2,181; 1995--
  $1,862;..........................................    5,470     3,966    3,679
                                                    --------  -------- --------
   Total benefits and expenses.....................  109,738    92,226   84,455
                                                    --------  -------- --------
Net operating income before income taxes...........   53,592    54,344   51,247
Income taxes.......................................   18,843    19,078   18,037
                                                    --------  -------- --------
   Net income...................................... $ 34,749  $ 35,266 $ 33,210
                                                    ========  ======== ========


                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                       STATEMENTS OF SHAREHOLDER'S EQUITY
                         (DOLLAR AMOUNTS IN THOUSANDS)

                                             UNREALIZED
                                  ADDITIONAL INVESTMENT               TOTAL
                           COMMON  PAID-IN     GAINS    RETAINED  SHAREHOLDER'S
                           STOCK   CAPITAL    (LOSSES)  EARNINGS     EQUITY
                           ------ ---------- ---------- --------  -------------
YEAR ENDED DECEMBER 31,
 1995
  Balance at January 1,
   1995................... $3,000  $137,915   $(12,378) $134,176    $262,713
  Net income..............                                33,210      33,210
  Dividends...............                                (7,500)     (7,500)
  Exercise of stock op-
   tions..................               35                               35
  Net change in unrealized
   investment gains (loss-
   es)....................                      24,670                24,670
                           ------  --------   --------  --------    --------
  Balance at December 31,
   1995...................  3,000   137,950     12,292   159,886     313,128
YEAR ENDED DECEMBER 31,
 1996
  Net income..............                                35,266      35,266
  Dividends...............                               (28,500)    (28,500)
  Net change in unrealized
   investment gains (loss-
   es)....................                      (7,832)               (7,832)
                           ------  --------   --------  --------    --------
  Balance at December 31,
   1996...................  3,000   137,950      4,460   166,652     312,062
YEAR ENDED DECEMBER 31,
 1997
  Net Income..............                                34,749      34,749
  Dividends...............                               (26,000)    (26,000)
  Exercise of stock op-
   tions..................              519                              519
  Net Change in unrealized
   investment gains (loss-
   es)....................                      10,240                10,240
                           ------  --------   --------  --------    --------
  Balance at December 31,
   1997................... $3,000  $138,469   $ 14,700  $175,401    $331,570
                           ======  ========   ========  ========    ========


                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                         (DOLLAR AMOUNTS IN THOUSANDS)

                                                 YEAR ENDED DECEMBER 31,
                                               ------------------------------
                                                 1997       1996      1995
                                               ---------  --------  ---------
Net income.................................... $  34,749  $ 35,266  $  33,210
Adjustments to reconcile net income to cash
 provided from operations:
 Increase in future policy benefits...........    17,878    20,692     22,011
 Increase (decrease) in other policy benefits.       749     2,154       (614)
 Deferral of policy acquisition costs.........   (33,485)  (33,744)   (28,870)
 Value of business acquired...................   (10,000)        0          0
 Amortization of deferred acquisition costs...    24,898    19,850     16,602
 Change in accrued income taxes...............    10,212    (3,033)     2,644
 Depreciation.................................        42        44         52
 Realized (gains) losses on sale of
  investments and properties..................     5,365      (925)    (1,441)
 Other accruals and adjustments...............     1,817      (997)    (3,525)
                                               ---------  --------  ---------
Cash provided from operations.................    52,225    39,307     40,069
Cash used for investment activities:
 Investments sold or matured:
  Fixed maturities available for sale--sold...   113,035    15,246    149,076
  Fixed maturities available for sale--
   matured, called and repaid.................    66,469    44,523     50,659
  Equity securities...........................         0         0      3,341
  Other long-term investments.................     2,199       482      9,316
                                               ---------  --------  ---------
   Total investments sold or matured..........   181,703    60,251    212,392
 Acquisition of investments:
  Fixed maturities--available for sale........  (176,905)  (68,214)  (244,162)
  Net increase in policy loans................    (1,485)   (2,033)    (2,121)
  Other long-term investments.................    (1,517)   (1,183)    (1,587)
                                               ---------  --------  ---------
   Total acquisition of investments...........  (179,907)  (71,430)  (247,870)
 Net (increase) decrease in short-term invest-
  ments.......................................   (11,589)    2,389     (1,901)
 Funds loaned to affiliates...................   (24,080)   (3,500)   (21,000)
 Funds repaid from affiliates.................    24,080     3,500     21,000
 Disposition of properties....................         0        34          6
 Additions to properties......................       (27)     (117)       (33)
                                               ---------  --------  ---------
Cash used for investment activities...........    (9,820)   (8,873)   (37,406)
Cash used for financing activities:
 Cash dividends paid to shareholder...........   (27,000)  (27,500)    (7,500)
 Net receipts from deposit product operations.   (12,521)   (6,572)     3,343
                                               ---------  --------  ---------
Cash used for financing activities............   (39,521)  (34,072)    (4,157)
Increase (decrease) in cash...................     2,884    (3,638)    (1,494)
Cash at beginning of year.....................     2,404     6,042      7,536
                                               ---------  --------  ---------
Cash at end of year........................... $   5,288  $  2,404  $   6,042
                                               =========  ========  =========

                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                         (DOLLAR AMOUNTS IN THOUSANDS)

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization: United Investors Life Insurance Company (the "Company") is a wholly-owned subsidiary of United Investors Management Company ("United Management"), which is a wholly-owned subsidiary of Torchmark Corporation ("Torchmark"), the ultimate parent. On March 3, 1998, United Management distributed the Company to Torchmark and Liberty National Life Insurance Company, a wholly owned subsidiary of Torchmark.

  Description of Business: The Company is a life insurer licensed in 49 states. The Company offers a full range of life, annuity and variable products through its agents and is subject to competition from other insurers throughout the United States. The Company is subject to regulation by the insurance department of states in which it is licensed, and undergoes periodic examinations by those departments.

  In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

  The estimates susceptible to significant change are those used in determining the liability for policy reserves, losses and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

  Existing computer programs of many businesses were developed with a two-digit identification without consideration of the upcoming change in century or millennium in the year 2000. Without addressing this issue, many computer programs could fail or produce erroneous results, creating considerable uncertainty and potentially adversely affecting the operations or business.

  UILIC has been in the process of modifying its computer system and applications for the year 2000. It is expected that the project will be substantially completed during 1998 and that final testing will be conducted in 1999. UILIC is utilizing primarily internal staff for this conversion but is also using outside consultants where necessary. The cost of this project, which is immaterial to UILIC is expensed as incurred.

  As a part of its activities, UILIC is engaged electronically with third-party financial institutions and other various organizations which may have computer systems which are not year 2000 compliant. To the degree possible, UILIC is verifying that these third party business systems are currently compliant or are in the process of becoming compliant. To the extent these systems are not compliant there is no assurance that the potential interruptions or cost to UILIC may not be significant.

  Basis of Presentation: The accompanying financial statements include the accounts of United Investors Life Insurance Company ("United Investors") which is a wholly-owned subsidiary of United Investors Management Company ("United Management"). The financial statements have been prepared on the basis of generally accepted accounting principles ("GAAP").

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)
NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


  Investments: United Investors classifies all of its fixed maturity investments, which includes bonds and redeemable preferred stocks, as available for sale. Investments classified as available for sale are carried at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in shareholder's equity. Investments in equity securities, which include common and nonredeemable preferred stocks, are reported at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in shareholder's equity. Policy loans are carried at unpaid principal balances. Short-term investments include investments in certificates of deposit and other interest-bearing time deposits with original maturities within three months. Other long-term investments consist of investments in mutual funds which are carried at fair value. If an investment becomes permanently impaired, such impairment is treated as a realized loss and the investment is adjusted to net realizable value.

  Gains and losses realized on the disposition of investments are recognized as revenues and are determined on a specific identification basis.

  Realized investment gains and losses and investment income attributable to separate accounts are credited to the separate accounts and have no effect on United Investor's net income. Investment income attributable to policyholders is included in United Investor's net investment income. Net investment income for the years ended December 31, 1997, 1996 and 1995 included approximately $37,800, $37,600, and $38,000, respectively, which was allocable to policyholder reserves or accounts. Realized investment gains and losses are not allocable to policyholders.

  Determination of Fair Values of Financial Instruments: Fair value for cash, short-term investments, receivables and payables approximates carrying value. Fair values for investment securities are based on quoted market prices, where available. Otherwise, fair values are based on quoted market prices of comparable instruments. Fair value of future benefits for universal life and current interest products and annuity products are based on the fund value.

  Cash: Cash consists of balances on hand and on deposit in banks and financial institutions.

  Recognition of Revenue and Related Expenses: Premiums for insurance contracts which are not defined as universal life-type according to the Financial Accounting Standards Board's Statement of Accounting Standards
(SFAS) 97 are recognized as revenue over the premium-paying period of the policy. Premiums for limited-payment life insurance contracts as defined by SFAS 97 are recognized over the contract period. Premiums for universal life-type and annuity contracts are added to the policy account value, and revenues from such products are recognized as charges to the policy account value for mortality, administration, and surrenders (retrospective deposit method). The related benefits and expenses are matched with revenues by means of the provision for future policy benefits and the amortization of deferred acquisition costs in a manner which recognizes profits as they are earned over the same period.

  Future Policy Benefits: The liability for future policy benefits for universal life-type products according to SFAS 97 is represented by policy account value. Annuity Contracts are accounted for as deposit contracts. The liability for future policy benefits for other products is provided on the net level premium method based on estimated investment yields, mortality, persistency and other assumptions which were appropriate at the time the policies were issued. Assumptions used are based on United Investor's experience as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. If it is determined that future expected experience differs significantly from that assumed, the estimates are revised.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)

  Deferred acquisition costs: The costs of acquiring new insurance business are deferred. Such costs consist of sales commissions, underwriting expenses, and certain other selling expenses. The costs of acquiring new business through the purchase of other companies and blocks of insurance business are also deferred.

  Deferred acquisition costs, including the value of insurance purchased, for policies other than universal life-type policies according to SFAS 97, are amortized with interest over an estimate of the premium-paying period of the policies in a manner which charges each year's operations in proportion to the receipt of premium income. For limited-payment contracts, acquisition costs are amortized over the contract period. For universal life-type policies, acquisition costs are amortized with interest in proportion to estimated gross profits. The assumptions used as to interest, withdrawals and mortality are consistent with those used in computing the liability for future policy benefits and expenses. If it is determined that future experience differs significantly from that previously assumed, the estimates are revised. Deferred acquisition costs are adjusted to reflect the amounts associated with unrealized investment gains and losses pertaining to universal life-type products.

  Income Taxes: Income taxes are accounted for under the asset and liability method in accordance with SFAS 109. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement book values and tax bases of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  Interest Expense: Interest expense includes interest on borrowed funds not used in the production of investment income. Interest expense relating to the production of investment income is deducted from investment income.

  Property and Equipment: Property and equipment is reported at cost less allowances for depreciation. Depreciation is provided on the straight-line method over the estimated useful lives of these assets which range from three to ten years.

  Goodwill: Goodwill represents the excess cost over the fair value of the net assets acquired when United Investors was purchased by Torchmark Corporation (Torchmark) in 1981 and is being amortized on a straight-line basis over forty years.

  Reclassification: Certain amounts in the financial statements presented have been reclassified from amounts previously reported in order to be comparable between years. These reclassifications have no effect on previously reported shareholders' equity or net income during the periods involved.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)

  Reporting Comprehensive Income (FASB Statement No. 130) is effective for fiscal years beginning after December 15, 1997. Reclassification of prior periods for comparative financial statements is required.

  This document establishes standards for presentation of comprehensive income, a concept of income which, in addition to net income, includes all changes in the equity of a company other than contributions from or distributions to shareholders. Comprehensive income is to be categorized into certain components, each of which is to be displayed prominently in United Investors basic financial statements.

  The most significant aspect of this Statement on United Investors is the separate disclosure of the change in unrealized gain or loss on its fixed investments as a component of comprehensive income, rather than as a direct adjustment of shareholders' equity.

NOTE 2--STATUTORY ACCOUNTING

  United Investors is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from GAAP. Net income and shareholder's equity on a statutory basis for United Investors were as follows:

                                         NET INCOME        SHAREHOLDERS' EQUITY
                                   YEAR ENDED DECEMBER 31,    AT DECEMBER 31,
                                   ----------------------- ---------------------
                                    1997    1996    1995      1997       1996
                                   ------- ------- ------- ---------- ----------
   Life insurance................. $34,537 $26,640 $29,636   $156,676 $  154,222

  The excess of shareholder's equity on a GAAP basis over that determined on a statutory basis is not available for distribution to the shareholder without regulatory approval.

  A reconciliation of United Investors' statutory net income to GAAP net income is as follows:

                                                     YEAR ENDED DECEMBER 31,
                                                     --------------------------
                                                      1997     1996      1995
                                                     -------  -------  --------
   Statutory net income............................. $34,537  $26,640  $ 29,636
   Deferral of acquisition costs....................  33,485   33,744    28,870
   Amortization of acquisition costs................ (24,898) (19,850)  (16,602)
   Differences in policy liabilities................  (2,113)  (4,361)   (6,774)
   Deferred income taxes............................  (6,053)    (773)   (1,389)
   Other............................................    (209)    (134)     (531)
                                                     -------  -------  --------
   GAAP net income.................................. $34,749  $35,266  $ 33,210
                                                     =======  =======  ========

  A reconciliation of United Investors' statutory shareholder's equity to GAAP shareholder's equity is as follows:

                                                      YEAR ENDED DECEMBER 31,
                                                      ------------------------
                                                         1997         1996
                                                      -----------  -----------
   Statutory shareholder's equity....................    $156,676     $154,222
   Differences in policy liabilities.................       9,540       20,834
   Deferred acquisition costs and value of insurance
    purchased........................................     210,651      186,146
   Deferred income taxes ............................     (52,639)     (41,074)
   Asset valuation reserve...........................       9,513       10,762
   Nonadmitted assets................................       1,850        1,856
   Fair value adjustment on fixed maturities
    available for sale...............................      23,043        3,703
   Goodwill..........................................       6,771        7,055
   Due and deferred premiums.........................     (30,334)     (29,324)
   Other.............................................      (3,501)      (2,118)
                                                      -----------  -----------
   GAAP shareholder's equity.........................    $331,570  $   312,062
                                                      ===========  ===========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)

  The NAIC requires that a risk based capital formula be applied to all life and health insurers. The risk based capital formula is a threshold formula rather than a target capital formula. It is designed only to identify companies that require regulatory attention and is not to be used to rate or rank companies that are adequately capitalized. United Investors is adequately capitalized under the risk based capital formula.

NOTE 3--INVESTMENT OPERATIONS

Investment income is summarized as follows:

                                                     YEAR ENDED DECEMBER 31,
                                                     -------------------------
                                                      1997     1996     1995
                                                     -------  -------  -------
 Fixed maturities................................... $46,000  $46,366  $43,482
 Equity securities..................................       0        0       76
 Policy loans.......................................   1,107    1,001      851
 Other long-term investments........................   1,614    1,211    1,681
 Short-term investments.............................     436      287      717
 Interest and dividends from affiliates.............   2,863    2,847    3,058
                                                     -------  -------  -------
                                                      52,020   51,712   49,865
 Less investment expense............................    (506)    (584)    (509)
                                                     -------  -------  -------
 Net investment income.............................. $51,514  $51,128  $49,356
                                                     =======  =======  =======
 Analysis of gains (losses) from investments:
  Realized investment gains (losses)
   Fixed maturities................................. $(5,235) $   925  $   319
   Equity securities................................       0        0    1,276
   Mutual funds.....................................    (130)       0     (154)
                                                     -------  -------  -------
  Net realized gains (losses)....................... $(5,365) $   925  $ 1,441
                                                     =======  =======  =======
Analysis of change in unrealized investment gains
 (losses):
 Net change in unrealized investment gains (losses)
  on equity securities before tax................... $     0  $     0  $  (438)
 Net change in unrealized investment gains on fixed
  maturities available for sale before tax..........  19,340  (21,767)  58,321
 Other..............................................   1,799      861    3,602
 Adjustment to deferred acquisition costs...........  (5,387)   8,857  (23,532)
 Applicable tax.....................................  (5,512)   4,217  (13,283)
                                                     -------  -------  -------
 Net change in unrealized gains (losses) on equity
  and fixed maturity securities available for sale.. $10,240  $(7,832) $24,670
                                                     =======  =======  =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)
NOTE 3--INVESTMENT OPERATIONS (CONTINUED)

  A summary of fixed maturities available for sale by amortized cost and estimated market value at December 31, 1996 and 1995 is as follows:

                                        GROSS      GROSS            AMOUNT PER
                            AMORTIZED UNREALIZED UNREALIZED MARKET  THE BALANCE
1997:                         COST      GAINS      LOSSES    VALUE     SHEET
-----                       --------- ---------- ---------- ------- -----------
 Fixed maturities available
  for sale:
 Bonds:
  U.S. Government direct
   obligations and agen-
   cies....................  $22,035    $  857     $    0   $22,892   $22,892
  GNMA's...................  124,549     5,992       (146)  130,395   130,395
  Mortgage-backed
   securities, GNMA
   collateral..............   23,125       591         (3)   23,713    23,713
  Other mortgage-backed se-
   curities................   20,980       916          0    21,896    21,896
  States, municipalities
   and political
   subdivisions............   28,603       517          0    29,120    29,120
  Foreign governments......    3,298       135          0     3,433     3,433
  Public utilities.........   37,189     1,504        (39)   38,654    38,654
  Industrial and miscella-
   neous...................  352,821    12,986       (267)  365,540   365,540
                             -------    ------     ------   -------   -------
  Total fixed maturities...  612,600    23,498       (455)  635,643   635,643
                             =======    ======     ======   =======   =======
1996:
-----
 Fixed maturities available
  for sale:
 Bonds:
  U.S. Government direct
   obligations and agen-
   cies....................  $21,832    $   79     $ (270)  $21,641   $21,641
  GNMA's...................  150,505     6,297       (812)  155,990   155,990
  Mortgage-backed
   securities, GNMA
   collateral..............   34,904       785         (6)   35,683    35,683
  Other mortgage-backed se-
   curities................    4,060       -0-        -0-     4,060     4,060
  States, municipalities
   and political
   subdivisions............   45,544       383       (894)   45,033    45,033
  Foreign governments......    3,272       158          0     3,430     3,430
  Public utilities.........   22,543       483       (345)   22,681    22,681
  Industrial and miscella-
   neous...................  338,517     3,737     (5,892)  336,362   336,362
                             -------    ------     ------   -------   -------
  Total fixed maturities...  621,177    11,922     (8,219)  624,880   624,880
                             =======    ======     ======   =======   =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)
NOTE 3--INVESTMENT OPERATIONS (CONTINUED)

  A schedule of fixed maturities by contractual maturity at December 31, 1997 is shown below on an amortized cost basis and on a market value basis. Actual maturities could differ from contractual maturities due to call or prepayment provisions.

                                                             AMORTIZED  MARKET
                                                               COST     VALUE
                                                             --------- --------
   Fixed maturities available for sale;
    Due in one year or less................................. $  4,751  $  4,824
    Due after one year through five years...................   99,621   102,200
    Due after five years through ten years..................  202,692   209,387
    Due after ten years.....................................  131,058   137,232
                                                             --------  --------
                                                              438,122   453,643
   Mortgage- and asset-backed securities....................  174,478   182,000
                                                             --------  --------
                                                             $612,600  $635,643
                                                             ========  ========

  Proceeds from sales of fixed maturities available for sale were $113,035 in 1997, $15,246 in 1996, and $149,076 in 1995. Gross gains realized on these sales were $112 in 1997, $749 in 1996, and $3,157 in 1995. Gross losses on these sales were $5,716 in 1997, $0 in 1996, and $2,126 in 1995.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)

NOTE 4--DEFERRED ACQUISITION COSTS

  An analysis of deferred acquisition costs and the value of insurance purchased is as follows:

                                  1997                  1996                  1995
                          --------------------- --------------------- ---------------------
                           DEFERRED   VALUE OF   DEFERRED   VALUE OF   DEFERRED   VALUE OF
                          ACQUISITION INSURANCE ACQUISITION INSURANCE ACQUISITION INSURANCE
                             COSTS    PURCHASED    COSTS    PURCHASED    COSTS    PURCHASED
                          ----------- --------- ----------- --------- ----------- ---------
Balance at beginning of
 year...................   $169,986    $16,160   $144,716    $18,679   $153,677    $20,983
 Additions:
  Deferred during peri-
   od:
  Commissions...........     27,664          0     28,492          0     24,258          0
  Other expenses........      5,821          0      5,252          0      4,611          0
                           --------    -------   --------    -------   --------    -------
   Total deferred.......     33,485          0     33,744          0     28,869          0
  Value of insurance
   purchased............          0     21,305          0          0          0          0
 Adjustment attributable
  to unrealized invest-
  ment loss (1).........          0          0      8,857          0          0          0
                           --------    -------   --------    -------   --------    -------
   Total additions......     33,485     21,305     42,601          0     28,869          0
 Deductions:
  Amortized during peri-
   od...................    (21,019)   (3,711)    (16,894)    (2,519)   (14,062)    (2,304)
  Adjustment attribut-
   able to unrealized
   investment gains (1).     (5,387)         0          0          0    (23,532)         0
  Adjustment attribut-
   able to realized
   investment gains (1).       (168)         0       (437)         0       (236)         0
                           --------    -------   --------    -------   --------    -------
   Total deductions.....    (26,574)   (3,711)    (17,331)    (2,519)   (37,830)    (2,304)
                           --------    -------   --------    -------   --------    -------
Balance at end of year..   $176,897    $33,754   $169,986    $16,160   $144,716    $18,679
                           ========    =======   ========    =======   ========    =======

--------
(1) Represents amounts pertaining to investments relating to universal life-type products.

  The amount of interest accrued on the unamortized balance of value of insurance purchased was approximately $938, $1,100, and $1,300 for the years ended December 31, 1997, 1996 and 1995, respectively. The average interest accrual rates used were 6.29%, 6.44% and 6.59%, respectively. The estimated amount of the unamortized value of business purchased balance at December 31, 1997 to be amortized during each of the next five years is: 1998, $1,640; 1999, $1,443; 2000, $1,270; 2001, $1,118; 2002, $984.

  In the event of lapses or early withdrawals in excess of those assumed, deferred acquisition costs and the value of insurance purchased may not be recoverable.

NOTE 5--PROPERTY AND EQUIPMENT

  A summary of property and equipment used in the business is as follows:

                                           AT DECEMBER 31,     AT DECEMBER 31,
                                                1997                1996
                                         ------------------- -------------------
                                                ACCUMULATED         ACCUMULATED
                                          COST  DEPRECIATION  COST  DEPRECIATION
                                         ------ ------------ ------ ------------
Data processing equipment............... $  216    $  161    $  192    $  147
Transportation equipment................    132        55       132        37
Furniture and office equipment .........    922       913       919       903
                                         ------    ------    ------    ------
  Total................................. $1,270    $1,129    $1,243    $1,087
                                         ======    ======    ======    ======

  Depreciation expense on property and equipment used in the business was $42, $44 and $52 in each of the years 1997, 1996, and 1995, respectively.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)

NOTE 6--FUTURE POLICY BENEFIT RESERVES

  A summary of the assumptions used in determining the liability for future policy benefits at December 31, 1997 is as follows:

                           INDIVIDUAL LIFE INSURANCE

Interest Assumptions:

                                             PERCENT OF
      YEARS OF ISSUE      INTEREST RATES     LIABILITY
      --------------   --------------------- ----------
      1962-1997         3% level to 6% level     10%
      1986-1992        7.00% graded to 6.00%     21%
      1962-1985        8.50% graded to 6.00%      5%
      1981-1985        8.50% graded to 7.00%      4%
      1984-1997           Interest sensitive     60%
                                                ----
                                                100%
                                                ====

Mortality assumptions:
  The mortality tables used are various statutory mortality tables and modifications of:

                          1965-70 Select and Ultimate Table
                          1975-80 Select and Ultimate Table

Withdrawal assumptions:
  Withdrawal assumptions are based on United Investors' experience.

NOTE 7--INCOME TAXES

  United Investors is included in the life-nonlife consolidated federal income tax return filed by Torchmark. Under the tax allocation agreement with Torchmark, a company with taxable income pays tax equal to the amount it would pay if it filed a separate tax return. A company with a loss is paid a tax benefit currently to the extent that affiliated companies with taxable income utilize that loss.

  Total income taxes were allocated as follows:

                                                     YEAR ENDED DECEMBER 31,
                                                     -------------------------
                                                      1997     1996     1995
                                                     -------  -------  -------
   Net operating income before income taxes......... $18,843  $19,078  $18,037
   Shareholder's equity:
    Unrealized gains (losses).......................   5,512   (4,217)  13,283
    Tax basis compensation expense in excess of
     amounts recognized for financial reporting
     purposes from the exercise of stock options....    (519)       0      (35)
    Other...........................................       1     (152)       1
                                                     -------  -------  -------
                                                     $23,837  $14,709  $31,286
                                                     =======  =======  =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)
NOTE 7--INCOME TAXES (CONTINUED)

  Income tax expense before the adjustments to shareholder's equity is summarized below:

                                                        YEAR ENDED DECEMBER 31,
                                                        -----------------------
                                                         1997    1996    1995
                                                        ------- ------- -------
Current income tax expense............................. $12,790 $18,305 $16,648
Deferred income tax expense............................   6,053     773   1,389
                                                        ------- ------- -------
                                                        $18,843 $19,078 $18,037
                                                        ======= ======= =======


  In 1997, 1996, and 1995, deferred income tax expense was incurred because of the difference between net operating income before income taxes as reported on the statements of operations and taxable income as reported on United Investor's income tax returns. As explained in Note 1, this difference caused the financial statement book values of some assets and liabilities to be different from their respective tax bases.

  The effective income tax rate differed from the expected 35% rate in 1997, 1996 and 1995 as shown below:

                                              YEAR ENDED DECEMBER 31,
                                        ----------------------------------------
                                         1997     %    1996     %    1995     %
                                        -------  ---  -------  ---  -------  ---
Expected income taxes.................. $18,757   35% $19,020   35% $17,936   35%
Increase (reduction) in income taxes
 resulting from:
 Tax-exempt investment income..........     (18)   0      (38)   0     (102)   0
 Purchase accounting differences.......      99    0       99    0       99    0
 Other.................................       5    0       (3)   0      104    0
                                        -------  ---  -------  ---  -------  ---
Income taxes........................... $18,843   35% $19,078   35% $18,037   35%
                                        =======  ===  =======  ===  =======  ===

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)
NOTE 7--INCOME TAXES (CONTINUED)

  The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below:

                                                        YEAR ENDED DECEMBER 31,
                                                        -----------------------
                                                           1997        1996
                                                        ----------- -----------
   Deferred tax assets:
    Future policy benefits and unearned and advance
     premiums.......................................... $     4,777 $     5,936
    Present value of future policy surrender charges...      13,925       9,636
    Other liabilities, principally due to the current
     nondeductibilty for tax purposes of certain
     accrued expenses..................................         203         147
                                                        ----------- -----------
    Total gross deferred tax assets....................      18,905      15,719
                                                        ----------- -----------
    Net deferred tax assets............................      18,905      15,719
                                                        ----------- -----------
   Deferred tax liabilities:
    Deferred acquisition costs.........................      62,863      53,625
    Unrealized investment gains........................       7,914       2,402
    Other..............................................         767         766
                                                        ----------- -----------
    Total gross deferred tax liabilities...............      71,544      56,793
                                                        ----------- -----------
    Net deferred tax liability.........................      52,639      41,074
                                                        =========== ===========

  In United Investor's opinion, all deferred tax assets will be recoverable.

  United Investors has not recognized a deferred tax liability of approximately $2,200 that arose prior to 1984 on temporary differences related to its policyholders' surplus account. A current tax expense will be recognized in the future if and when this tax becomes payable.

NOTE 8--POSTRETIREMENT BENEFITS

  Pension Plans: The full-time exempt employees of United Investors are covered under a defined benefit pension plan and a defined contribution savings plan. These plans cover primarily employees of other Torchmark and United Management affiliates. The total costs of these retirement plans charged to operations were as follows:

                                                              DEFINED    DEFINED
    YEAR ENDED                                              CONTRIBUTION BENEFIT
   DECEMBER 31,                                                PLANS      PLAN
   ------------                                             ------------ -------
    1997..................................................      $44       $118
    1996..................................................       41        115
    1995..................................................       39         75

  Net periodic pension cost for the defined benefit plan which covers United Investors' full-time exempt employees has been calculated on the projected unit credit actuarial cost method in accordance with SFAS 87,which was adopted effective January 1, 1986. Contributions are made to the plan equal to pension expense subject to minimums required by regulation and maximums allowed for

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)
NOTE 8--POSTRETIREMENT BENEFITS (CONTINUED)

tax purposes. United Investors records the difference between the SFAS 87 expense and the actual cash contribution to the plan to a liability account. The liability recorded was $55 at December 31, 1997, and $55 at December 31, 1996. United Investors is one of several sponsors of the defined benefit plan. The total unfunded plan liability recorded at December 31, 1997 was $459. The plan is organized as a trust fund whose assets consist primarily of investments in long-term fixed maturities and equity securities. Such assets are valued at market.

  United Investors accrues expense for the defined contribution plans based on a percentage of the employees' contributions. The plans are funded by the employee contributions and a company contribution.

  Postretirement Benefit Plans Other Than Pensions: United Investors provides certain health care benefits ("postretirement benefits") for its retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Coverage under this plan of health benefits ceases when the covered retiree and/or covered spouse are eligible for Medicare benefits.

  Postretirement benefit cost for the years ending December 31, 1997, 1996 and 1995 was $1, $5 and $3, respectively; this expense includes the expected cost of post- retirement benefits for newly eligible or vested employees, the interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience.

  The unfunded postretirement benefit obligation for retirees and other fully eligible or vested plan participants was $109 and $122 as of December 31, 1997 and 1996, respectively. The discount rate used in determining the accumulated postretirement benefit obligation was 7.50% and the health care cost trend rate was 9%, graded to 4.5% over 10 years.

NOTE 9--RELATED PARTY TRANSACTIONS

  The primary distributor of United Investors' Insurance products is Waddell & Reed, Inc. ("W&R"), a United Management affiliate. W&R receives a commission for marketing these products which was approximately $29,600, $30,200, and $25,700 for the years ended December 31, 1997, 1996, and 1995, respectively.

  United Investors was charged for space, equipment, and services provided by an affiliate amounting to $1,852 in 1997, $1,797 in 1996 and $1,706 in 1995.

  Torchmark performed certain administrative services for United Investors for which it charged $468 in 1997, $384 in 1996 and $156 in 1995.

  In November 1994, United Investors loaned Torchmark $35,000 at an interest rate of 8.11%. Interest income related to the Torchmark loans totaling $2,838 and $2,838 at December 31, 1997 and 1996, respectively, is included in the accompanying financial statements. In January 1996, United Investors loaned Liberty National $3,500 at an interest rate of 5.75%. This loan was paid in full in February 1996. Interest income related to this loan totaling $9 at December 31, 1996 is included in the accompanying financial statements. In 1997, United Investors loaned Torchmark, Liberty National and United American $8,060, $10,520 and $5,500 respectively at an interest rate of 5.5% all of which were repaid prior to December 31, 1997. Interest income related to these loans totaling $1, $2, and $22 respectively are included in the accompanying financial statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)

NOTE 9--RELATED PARTY TRANSACTIONS (CONTINUED)

  Effective January 1, 1997 United Investors assumed a block of annuity products totaling $200,321 from United American Insurance Company (United American), an affiliated company, on a 100% funds withheld coinsurance basis. In connection with this transaction United Investors paid a ceding fee to United American totaling $21,305, $10,000 of which was paid in cash, and recorded a due from affiliates totaling $189, 016. As of December 31, 1997, the funds withheld balance totaled $190, 235 and is included in due from affiliates. Interest income on funds withheld at December 31, 1997 totaled $11,876 and is included in other income. The reserve for annuity balances assumed in connection with this transaction totaled $210,276 as of December 31, 1997.

  United Investors serves as sponsor to four separate accounts and depositor to two separate accounts of the underlying investment fund in connection with its variable product business. At December 31, 1997 and 1996 United Investors had investments of $16,542 and $14,000, in the separate accounts which were included in other long-term invested assets and carried at market.

  Other long-term invested assets also includes investments, carried at market, in the United Group of Mutual Funds and certain other funds for which W&R is the sole advisor. These investments approximated $5,946 and $5,159 at December 31, 1997 and 1996. Investment income derived from these investments is included in net investment income.

NOTE 10--COMMITMENTS AND CONTINGENCIES

  Reinsurance: United Investors reinsures that portion of insurance risk which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $500 per life. Life insurance ceded represented 2% of total life insurance in force at December 31, 1997 and 4% of premium income for 1997. United Investors would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation. Except as disclosed in Note 9, United Investors does not assume insurance risks of other companies.

  Restrictions on the transfer of funds: Regulatory restrictions exist on the transfer of funds from insurance companies. These restrictions generally limit the payment of dividends to the statutory net gain from operations of the prior year in the absence of special approval. Additionally, insurance companies are not permitted to distribute the excess of shareholder's equity as determined on a GAAP basis over that determined on a statutory basis. Restricted net assets at December 31, 1997 in compliance with all regulations were $177,894.

  Litigation: United Investors is engaged in routine litigation arising from the normal course of business. In management's opinion, this litigation will not materially affect United Investors' financial position or results of operations.

  Concentrations of credit risk: United Investors maintains a highly diversified investment portfolio with limited concentration in any given region, industry, or economic characteristic. The investment portfolio consists of securities of the U.S. government or U.S. government-backed securities (26%); securities of state and municipal governments (4%) investment-grade corporate bonds (53%), non government guaranteed mortgaged backed securities (3%), United Funds (3%); and policy loans (3%) which are secured by the underlying insurance policy value. The balance of the portfolio is invested in short-term investments (2%), and non investment grade securities (6%).

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)

NOTE 10--COMMITMENTS AND CONTINGENCIES (CONTINUED)

Investments in municipal governments and corporations are made throughout the U.S. with no concentration in any given state. Corporate debt investments are made in a wide range of industries. At December 31, 1997, 1% or more of the portfolio was invested in the following industries: financial services (21%); public utilities (6%); chemicals and allied products (5%); transportation (5%); manufacturing (4%); consumer goods (4%); media and communications (3%); services (3%); machinery and equipment (2%); petroleum (2%); paper and allied products (1%); and assets-backed securities (1%). At the end of 1997, 6% of the carrying value of securities was rated below investment grade. Par value of these investments was $42,275, amortized cost was $43,075, and market value was $44,076. While these investments could be subject to additional credit risk, such risk should generally be reflected in market value.

  Collateral requirements: United Investors requires collateral for investments in instruments where collateral is available and typically required because of the nature of the investment. Since the majority of United Investor's investments are in government, government-secured, or corporate securities, the requirement for collateral is rare.

NOTE 11--SUPPLEMENTAL DISCLOSURES FOR CASH FLOW STATEMENT

  The following table summarizes United Investors' noncash transactions, which are not reflected on the statement of cash flow as required by GAAP:

                                                         YEAR ENDED DECEMBER 31,
                                                         -----------------------
                                                          1997    1996    1995
                                                         ------- ------- -------
       Due from affiliates.............................. 189,016       0       0
       Value of business acquired.......................  11,305       0       0
       Future policy benefits........................... 200,321       0       0


  The following table summarizes certain amounts paid during the period:

                                                         YEAR ENDED DECEMBER 31,
                                                         -----------------------
                                                          1997    1996    1995
                                                         ------- ------- -------
       Taxes paid.......................................  $8,631 $22,111 $15,393

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors of
United Investors Life Insurance Company
And the Contract Owners of the
United Investors Universal Life Variable Account
Birmingham, Alabama

We have audited the accompanying balance sheet of United Investors Universal Life Variable Account as of December 31, 1997 and the related statement of operations and changes in net assets for the period ended December 31, 1997. These financial statements are the responsibility of the United Investors Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Investors Universal Life Variable Account at December 31, 1997 and the results of its operations and changes in its net assets for the period ended December 31, 1997 in conformity with generally accepted accounting principles.

                                          KPMG PEAT MARWICK LLP

Birmingham, Alabama
April 9, 1998

               UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
                                 BALANCE SHEET
                            AS OF DECEMBER 31, 1997

                    MONEY               HIGH                                        SMALL              LIMITED    ASSET
                   MARKET     BOND     INCOME    GROWTH    INCOME   INTERNATIONAL    CAP    BALANCED  TERM BOND STRATEGY
                  --------- --------- --------- --------- --------- ------------- --------- --------- --------- ---------
Assets:
Investments in
Mutual Funds
(Note B)........  $     384 $   1,925 $   4,535 $  33,442 $  56,261   $  16,648   $  24,184 $   4,966 $       0 $     590
                  --------- --------- --------- --------- ---------   ---------   --------- --------- --------- ---------
Total assets....        384     1,925     4,535    33,442    56,261      16,648      24,184     4,966         0       590
                  --------- --------- --------- --------- ---------   ---------   --------- --------- --------- ---------
Liabilities:
Mortality and
expense risk
charge payable
to Sponsor
(Note D)........          0         0         1         3         5           2           4         1         0         0
                  --------- --------- --------- --------- ---------   ---------   --------- --------- --------- ---------
Total liabili-
 ties...........          0         0         1         3         5           2           4         1         0         0
                  --------- --------- --------- --------- ---------   ---------   --------- --------- --------- ---------
Net assets (Note
 C).............  $     384 $   1,925 $   4,534 $  33,439 $  56,256   $  16,646   $  24,180 $   4,965 $       0 $     590
                  ========= ========= ========= ========= =========   =========   ========= ========= ========= =========
Equity:
Equity of
 contract
 owners.........  $     384 $   1,925 $   4,534 $  33,439 $  56,256   $  16,646   $  24,180 $   4,965 $       0 $     590
                  --------- --------- --------- --------- ---------   ---------   --------- --------- --------- ---------
Total equity....  $     384 $   1,925 $   4,534 $  33,439 $  56,256   $  16,646   $  24,180 $   4,965 $       0 $     590
                  ========= ========= ========= ========= =========   =========   ========= ========= ========= =========
Accumulation
 units outstand-
 ing............        382     1,900     4,466    32,238    54,638      15,796      23,404     4,842         0       576
                  ========= ========= ========= ========= =========   =========   ========= ========= ========= =========
Net asset value
 per unit.......  $1.005593 $1.012926 $1.015105 $1.037254 $1.029610   $1.053795   $1.033180 $1.025294 $0.000000 $1.024810
                  ========= ========= ========= ========= =========   =========   ========= ========= ========= =========
                  SCIENCE AND
                  TECHNOLOGY   TOTAL
                  ----------- --------
Assets:
Investments in
Mutual Funds
(Note B)........   $  11,916  $154,851
                  ----------- --------
Total assets....      11,916   154,851
                  ----------- --------
Liabilities:
Mortality and
expense risk
charge payable
to Sponsor
(Note D)........           1        17
                  ----------- --------
Total liabili-
 ties...........           1        17
                  ----------- --------
Net assets (Note
 C).............   $  11,915  $154,834
                  =========== ========
Equity:
Equity of
 contract
 owners.........   $  11,915  $154,834
                  ----------- --------
Total equity....   $  11,915  $154,834
                  =========== ========
Accumulation
 units outstand-
 ing............      11,677   149,919
                  =========== ========
Net asset value
 per unit.......   $1.020345
                  ===========



                      See Notes to Financial Statements.

               UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1997

                     MONEY             HIGH                                       SMALL               LIMITED   ASSET
                     MARKET   BOND    INCOME    GROWTH    INCOME   INTERNATIONAL   CAP     BALANCED  TERM BOND STRATEGY
                     ------  -------  -------  --------  --------  ------------- --------  --------  --------- --------
Dividend income
 (Note B, D).......  $   0   $   111  $   363  $  1,670  $  2,354    $    530    $  4,089  $   203      $ 0     $  23
Expenses paid to
 Sponsor (Note D):
 Mortality and ex-
  pense risk
  charge...........      0         0        1         3         5           2           4        1        0         0
 Contract maintenance charges:
  Administrative
   expense.........      1         6       12       125       178          39          73       27        0         4
  Guaranteed death
   benefit.........      0         1        5        37        51          16          26        7        0         1
  Costs of insur-
   ance............     15        75      176       998     1,331         374         537      201        0        14
  Waiver monthly
   deduction.......      0         1        1        10        14           3           4        7        0         1
  Accidental death
   rider...........      0         0        0         0         3           0           0        2        0         0
  Child term rider.      0         0        2        11        21           1           3        9        0         0
  Additional insur-
   ance rider......      0         0        0        15        17           7           7        6        0         0
                     -----   -------  -------  --------  --------    --------    --------  -------      ---     -----
   Total...........     16        83      197     1,199     1,620         442         654      260        0        20
Net investment in-
 come (loss).......    (16)       28      166       471       734          88       3,435      (57)       0         3
Realized investment
 gains (losses)
 distributed to ac-
 counts............      0         0        0         0         0           0           0        0        0         0
Unrealized invest-
 ment gains (loss-
 es)...............      0      (109)    (347)   (1,327)   (1,721)       (473)     (3,458)    (167)       0       (23)
                     -----   -------  -------  --------  --------    --------    --------  -------      ---     -----
Net gain (loss) on
 investments.......      0      (109)    (347)   (1,327)   (1,721)       (473)     (3,458)    (167)       0       (23)
                     -----   -------  -------  --------  --------    --------    --------  -------      ---     -----
Net decrease in net
 assets from
 operations........    (16)      (81)    (181)     (856)     (987)       (385)        (23)    (224)       0       (20)
Premium deposits &
 net transfers*....    400     2,006    4,715    34,295    57,243      17,031      24,203    5,189        0       610
Investment by spon-
 sor (Note E)......      0         0        0         0         0           0           0        0        0         0
Transfer to sponsor
 for benefits and
 terminations......      0         0        0         0         0           0           0        0                  0
                     -----   -------  -------  --------  --------    --------    --------  -------      ---     -----
Total increase.....    384     1,925    4,534    33,439    56,256      16,646      24,180    4,965        0       590
Net assets at be-
 ginning of peri-
 od................      0         0        0         0         0           0           0        0        0         0
                     -----   -------  -------  --------  --------    --------    --------  -------      ---     -----
Net assets at end
 of period (Note
 C)................  $ 384   $ 1,925  $ 4,534  $ 33,439  $ 56,256    $ 16,646    $ 24,180  $ 4,965      $ 0     $ 590
                     =====   =======  =======  ========  ========    ========    ========  =======      ===     =====
                     SCIENCE AND
                     TECHNOLOGY    TOTAL
                     ----------- ----------
Dividend income
 (Note B, D).......   $     44   $   9,387
Expenses paid to
 Sponsor (Note D):
 Mortality and ex-
  pense risk
  charge...........          1          17
 Contract maintenance charges:
  Administrative
   expense.........         45         510
  Guaranteed death
   benefit.........         15         159
  Costs of insur-
   ance............        337       4,058
  Waiver monthly
   deduction.......          6          47
  Accidental death
   rider...........          0           5
  Child term rider.          4          51
  Additional insur-
   ance rider......          7          59
                     ----------- ----------
   Total...........        415       4,906
Net investment in-
 come (loss).......       (371)      4,481
Realized investment
 gains (losses)
 distributed to ac-
 counts............          0           0
Unrealized invest-
 ment gains (loss-
 es)...............        162      (7,463)
                     ----------- ----------
Net gain (loss) on
 investments.......        162      (7,463)
                     ----------- ----------
Net decrease in net
 assets from
 operations........       (209)     (2,982)
Premium deposits &
 net transfers*....     12,124     157,816
Investment by spon-
 sor (Note E)......          0           0
Transfer to sponsor
 for benefits and
 terminations......          0           0
                     ----------- ----------
Total increase.....     11,915     154,834
Net assets at be-
 ginning of peri-
 od................          0           0
                     ----------- ----------
Net assets at end
 of period (Note
 C)................   $ 11,915   $ 154,834
                     =========== ==========

*Includes transfer activity from (to) other portfolios.

                      See Notes to Financial Statements.

               UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization--The United Investors Universal Life Variable Account ("the Universal Life Variable Account") was established on August 15, 1997 as a segregated account of United Investors Life Insurance Company ("the Sponsor") and has been registered as a unit investment trust under the Investment Company Act of 1940. The Universal Life Variable Account invests in shares of TMK/United Funds, Inc. ("the Fund"), a mutual fund with eleven separate investment portfolios including a money market portfolio, a bond portfolio, a high income portfolio, a growth portfolio, an income portfolio, an international portfolio, a small cap portfolio, a balanced portfolio, a limited term bond portfolio, an asset strategy portfolio and a science and technology portfolio (established during 1997). The assets of each portfolio of the Fund are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the investment performance of one portfolio has no effect on any other portfolio.

  Basis of Presentation--The financial statements of the Universal Life Variable Account have been prepared on an accrual basis in accordance with generally accepted accounting principles.

  Federal Taxes --Currently no charge is made to the Universal Life Variable Account for federal income taxes because no federal income tax is imposed on the Sponsor for the Universal Life Variable Account investment income under current tax law.

NOTE B--INVESTMENTS

  Stocks and convertible bonds of the Fund are valued at the latest sale price on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a matrix pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over the counter are priced using NASDAQ (National Association of Securities Dealers Automated Quotations) which provides information on bid and asked prices quoted by major dealers in such stocks. Short term debt securities are valued at amortized cost which approximates market.

  Security transactions are accounted for by the Fund on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

  Investments in shares of the separate investment portfolios are stated at market value which is the net asset value per share as determined by the respective portfolios (see Note C-Net Assets). Dividends received by the portfolios are reinvested daily in additional shares of the portfolios and are recorded as dividend income on the record date.

                UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

  The following is a summary of reinvested dividends by portfolio:

                                                             1997
                                                             ----
             INVESTMENT PORTFOLIO              SHARES REINVESTED DIVIDEND INCOME
             --------------------              ----------------- ---------------
Money Market..................................          0            $    0
Bond..........................................         21               111
High Income...................................         77               363
Growth........................................        221             1,670
Income........................................        197             2,354
International.................................         83               530
Small Cap.....................................        491             4,089
Balanced......................................         30               203
Limited Term Bond.............................          0                 0
Asset Strategy................................          4                23
Science and Technology........................          8                44

               UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

NOTE C--NET ASSETS

  The following table illustrates by component parts the net asset value for each portfolio.

                     MONEY           HIGH                                    SMALL             LIMITED   ASSET   SCIENCE AND
1997                 MARKET  BOND   INCOME  GROWTH   INCOME   INTERNATIONAL   CAP    BALANCED TERM BOND STRATEGY TECHNOLOGY
----                 ------ ------  ------  -------  -------  ------------- -------  -------- --------- -------- -----------
Cost to:
 Contract Owners...   $400  $2,006  $4,715  $34,295  $57,243     $17,031    $24,203   $5,189     $ 0      $610     $12,124
Adjustment for
market appreciation
and reinvested
dividends..........      0       2      16      343      633          57        631       36       0         0         206
Deductions:
 Mortality and
 expense risk
 charge............      0       0      (1)      (3)      (5)         (2)        (4)      (1)      0         0          (1)
 Contract
 maintenance
 charges:
 Administrative
 expense...........     (1)     (6)    (12)    (125)    (178)        (39)       (73)     (27)      0        (4)        (45)
 Guaranteed death
 benefit...........      0      (1)     (5)     (37)     (51)        (16)       (26)      (7)      0        (1)        (15)
 Cost of insurance.    (15)    (75)   (176)    (998)  (1,331)       (374)      (537)    (201)      0       (14)       (337)
 Waiver monthly
 deduction.........      0      (1)     (1)     (10)     (14)         (3)        (4)      (7)      0        (1)         (6)
 Accidental death
 rider.............      0       0       0        0       (3)          0          0       (2)      0         0           0
 Child term rider..      0       0      (2)     (11)     (21)         (1)        (3)      (9)      0         0          (4)
 Additional
 insurance rider...      0       0       0      (15)     (17)         (7)        (7)      (6)      0         0          (7)
 Benefits &
 terminations......      0       0       0        0        0           0          0        0       0         0           0
                      ----  ------  ------  -------  -------     -------    -------   ------     ---      ----     -------
Net assets.........   $384  $1,925  $4,534  $33,439  $56,256     $16,646    $24,180   $4,965     $ 0      $590     $11,915
                      ====  ======  ======  =======  =======     =======    =======   ======     ===      ====     =======

               UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

NOTE D--CHARGES AND DEDUCTIONS

Fund Management and Fees

  Waddell & Reed Investment Management Company ("the Manager"), is the manager of the Fund and provides investment advisory services to the Fund. Each portfolio will pay the manager a fee for managing its investments consisting of two elements: (i) a specific fee computed on each portfolio's net asset value at the close of business each day at the following annual Rates; Money Market Portfolio none; Bond Portfolio .03% of net assets; High Income Portfolio .15% of net assets; Growth Portfolio .20% of net assets; Income Portfolio .20% of net assets; International Portfolio .30% of net assets; Small Cap Portfolio .35% of net assets; Balanced Portfolio .10% of net assets; Limited Term Bond Portfolio .05% of net assets; Asset Strategy Portfolio .30% of net assets; Science and Technology .20% of net assets, and (ii) a pro rata participation based on the relative net asset size of each portfolio in a "Group" fee computed each day on the combined net asset values of all of the portfolios at the following annual rates: Group Net Asset Level from $0 to $750 million--Annual Group Fee Rate--.51%; from $750 to $1,500 million--.49%; from $1,500 to $2,250 million--.47%; over $2,250 million--.45%. Fees for these services are deducted from dividend income. The amount of these fees have been:

                                                                            1997
                                                                            ----
   Money Market............................................................ $ 1
   Bond....................................................................   0
   High Income.............................................................   1
   Growth..................................................................  10
   Income..................................................................  17
   International...........................................................   5
   Small Cap...............................................................   8
   Balanced................................................................   1
   Limited Term Bond.......................................................   0
   Asset Strategy..........................................................   0
   Science and Technology..................................................   3

Mortality and Expense Risk Charges

  United Investors currently deducts a daily charge from assets in the Investment Divisions attributable to the Policies at an effective annual rate of 0.90% of Variable Account assets during the first 10 Policy Years, and at an effective annual rate of 0.70% thereafter. The maximum mortality and expense risk charge is 0.90% of Variable Account assets for all Policy Years. The mortality and expense risk charge does not apply to Fixed Account assets. Profit from this charge may be used for any purpose, including distribution expenses.

Premium Deposit Charges

  United Investors deducts a 3.5% charge from each premium before allocating the resulting Net Premium to the Policy Value. This charge is deducted for state premium taxes and federal income tax treatment of deferred acquisition costs.

               UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

Monthly Deduction

  United Investors deducts the Monthly Deduction on the Policy Date and on each Monthly Anniversary from Policy Value in the Variable Account and the Fixed Account on a pro rata basis. The Monthly Deduction for each Policy consists of:

  (1) the cost of insurance charge discussed below;

  (2) a current monthly administrative charge of $5.00 (which may increase to a maximum charge of $7.50 per month);

  (3) the Guaranteed Death Benefit Charge ($0.01 per $1,000 of Face Amount) as long as the Death Benefit Guarantee remains in effect; and

  (4) charges for any supplemental benefits added by Riders to the Policy.

Surrender Charges

  If the Policy is surrendered prior to the end of the 16th Policy Year or the end of the 16th year following an increase in Face Amount, United Investors will deduct a surrender charge based on the Face Amount at issue, or increase, as applicable. The surrender charge will be deducted before any surrender proceeds are paid. A pro rata portion of the Surrender Charge will also be deducted for any Face Amount decreases. The surrender charge varies based on the Insured's age on the Policy Date, or Attained Age at the time of an increase, and is calculated as an amount per $1,000 of the Face Amount. For each age the surrender charge remains level for the first five Policy Years (or the first five years after a Face Amount increase) and declines each year thereafter until it reaches zero at the end of the 16th Policy Year (or at the end of the 16th year after an increase in Face Amount).

  During the first five Policy Years (or first five years after a Face Amount increase) the surrender charge per $1,000 of Face Amount is as follows for the selected ages below:

   ISSUE AGE                                    CHARGE PER $1,000 OF FACE AMOUNT
   ---------                                    --------------------------------
   25..........................................              $ 6.00
   35..........................................              $ 7.00
   45..........................................              $ 8.75
   50..........................................              $10.00
   55..........................................              $11.50
   65..........................................              $16.75
   75..........................................              $26.00

Partial Surrender Charge

  A Partial Surrender charge equal to the lesser of $25 or 2% of the Partial Surrender amount, plus a portion of the surrender charge will apply to each Partial Surrender. This charge will be deducted from the Policy Value along with the Partial Surrender amount.

Cost of Insurance

  A mortality charge will be deducted monthly to compensate the Sponsor for the cost of insurance for the preceding policy year. The mortality charge is based on a policy's net amount at risk and on the attained age, sex and risk class of the insured, and is determined by the Sponsor based upon its expectation as to future mortality experience.

               UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

NOTE E--SELECTED UNIT DATA

  Selected data for a weighted average unit of the Life Variable Separate Account outstanding throughout 1997 follows.

                  MONEY            HIGH                                 SMALL             LIMITED   ASSET   SCIENCE AND
                  MARKET   BOND   INCOME  GROWTH  INCOME  INTERNATIONAL  CAP    BALANCED TERM BOND STRATEGY TECHNOLOGY
                  ------  ------  ------  ------  ------  ------------- ------  -------- --------- -------- -----------
Dividend income.  $0.00   $ 0.06  $ 0.08  $ 0.05  $ 0.04     $ 0.03     $ 0.17   $ 0.04    $0.00    $ 0.04     $0.00
Expenses........   0.04     0.04    0.04    0.04    0.03       0.03       0.03     0.05     0.00      0.03      0.04
                  -----   ------  ------  ------  ------     ------     ------   ------    -----    ------     -----
Investment
 income (loss)-
 net............  (0.04)    0.02    0.04    0.01    0.01       0.00       0.14    (0.01)    0.00      0.01     (0.04)
Net realized and
 unrealized
 investments
 gains (losses).   0.00    (0.06)  (0.08)  (0.04)  (0.03)     (0.03)     (0.15)   (0.03)    0.00     (0.04)     0.01
Premium deposits
 & net
 transfers......   1.05     1.06    1.06    1.06    1.05       1.08       0.91     1.07     0.00      1.06      1.04
Transfer to
 sponsor for
 benefits and
 terminations...   0.00     0.00    0.00    0.00    0.00       0.00       0.00     0.00     0.00      0.00      0.00
                  -----   ------  ------  ------  ------     ------     ------   ------    -----    ------     -----
Total increase
 in net value...   1.01     1.02    1.02    1.03    1.03       1.05       0.90     1.03     0.00      1.03      1.01
Net asset value,
 beginning of
 the period.....   0.00     0.00    0.00    0.00    0.00       0.00       0.00     0.00     0.00      0.00      0.00
                  -----   ------  ------  ------  ------     ------     ------   ------    -----    ------     -----
Net asset value,
 end of the
 period.........  $1.01   $ 1.02  $ 1.02  $ 1.03  $ 1.03     $ 1.05     $ 0.90   $ 1.03    $0.00    $ 1.03     $1.01
                  =====   ======  ======  ======  ======     ======     ======   ======    =====    ======     =====